Registrant Nos. 33-1719 and 811-4494

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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C. 20549


                                                     FORM N-1A

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                         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
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                                        PRE-EFFECTIVE AMENDMENT No.
                                  POST-EFFECTIVE AMENDMENT No.    15           X
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                                                        and
                 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
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                                          AMENDMENT No.    17                  X
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                                              THE GABELLI ASSET FUND
                              (Exact Name of Registrant as Specified in Charter)

                                  One Corporate Center, Rye, New York 10580-1434
                                      (Address of Principal Executive Office)
                                   Registrant's Telephone Number (800) 422-3554

                                                  Bruce N. Alpert
                                                Gabelli Funds, Inc.
                                  One Corporate Center, Rye, New York 10580-1434
                                      (Name and Address of Agent for Service)



                                                    Copies to:
James E. McKee, Esq.                        Richard T. Prins, Esq.
Gabelli Funds, Inc.                         Skadden, Arps, Slate, Meagher & Flom
One Corporate Center                        919 Third Avenue
Rye, New York 10580-1434                    New York, New York 10022

   It is proposed that this filing will become effective (check appropriate box)
                  immediately upon filing pursuant to Rule 485(b); or
          X on May 1, 1998 pursuant to paragraph (b); or 60 days after filing pursuant to Rule 485(a)(1); or on [____] pursuant to paragraph (a)(1); or 75 days after filing pursuant to Rule 485(a)(2); or on [____] pursuant to paragraph (a)(2)


If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

    The Registrant filed a Rule 24f-2 Notice for its fiscal year ended December 31, 1997 on March 31, 1998.

                                              THE GABELLI ASSET FUND
                                               CROSS REFERENCE SHEET
                                             (Pursuant to Rule 495(a))

Part A
Item No.                                                     Prospectus Captions


1.       Cover Page                                                    Cover Page

2.       Synopsis                                                      Table of Fees and Expenses

3.       Condensed Financial Information                               Financial Highlights

4.       General Description of Registrant                                Cover page; The Fund and Its Investment
                                                                       Policies; Special Investment Methods;
                                                                       General Information

5.       Management of the Fund                                        Management of the Fund;   Custodian,
                                                                       Transfer Agent and Dividend Disbursing
                                                                       Agent

5A.      Management's Discussion of Fund Performance                   Not applicable

6.       Capital Stock and Other Securities                               Dividends, Distributions and Taxes;
                                                                       General Information

7.       Purchase of Securities Being Offered                          Purchase of Shares;   Distribution Plan

8.       Redemption or Repurchase                                      Redemption of Shares

9.       Pending Legal Proceedings                                     Not applicable


Part B                                                   Statement of Additional
Item No.                                                 Information Caption


10.      Cover Page                                                    Cover Page

11.      Table of Contents                                                Table of Contents

12.      General Information and History                               Not applicable

13.      Investment Objectives and Policies                            (Prospectus "The Fund and Its Investment
                                                                       Policies") Investment Policies; Special
                                                                       Investment Methods; Investment Restrictions

14.      Management of the Fund                                        Trustees and Officers

15.      Control Persons and Principal Holders of Securities           Trustees and Officers

16.      Investment Advisory and Other Services                        (Prospectus - "Management of the Fund");
                                                                       Investment Adviser;   Distributor;
                                                                       Distribution Plan; Counsel and Independent
                                                                       Accountants; (Prospectus - "Custodian,
                                                                       Transfer Agent and Dividend Disbursing
                                                                       Agent")

17.      Brokerage Allocation   and Other Practices                    (Prospectus - "Management of the Fund")
                                                                       Portfolio Transactions and Brokerage

18.      Capital Stock and Other Securities                            (Prospectus - "General Information");
                                                                       General Information

19.      Purchase, Redemption and Pricing                              (Prospectus - "Purchase of Shares,
         of Securities Being Offered                                   Redemption of Shares"); Redemption of
                                                                       Shares; Net Asset Value

20.      Tax Status                                                    (Prospectus - "Dividends, Distribution and
                                                                       Taxes")

21.      Underwriters                                                  Distributor

22.      Calculation of Performance Data                               Investment Performance Information

23.      Financial Statements                                          Report of Independent Accountants;
                                                                       Financial Statements



                                              THE GABELLI ASSET FUND




                                                      PART A


                                                    PROSPECTUS

                                                        THE

                                                      GABELLI

                                                       ASSET

                                                       FUND


                                                    PROSPECTUS

                                                   May 1, 1998








                                                GABELLI FUNDS, INC.
                                                Investment Adviser


                                              GABELLI & COMPANY, INC.
                                                    Distributor

                                                 TABLE OF CONTENTS


                                                                      Page


Table of Fees and Expenses.............................................2

Financial Highlights...................................................3

The Fund and Its Investment Policies...................................4

Special Investment Methods.............................................6

Management of the Fund.................................................7

Distribution Plan......................................................9

Purchase of Shares.....................................................9

Redemption of Shares..................................................12

Retirement Plans......................................................13

Dividends, Distributions and Taxes....................................14

Calculation of Investment Performance.................................15

General Information...................................................15

Custodian, Transfer Agent and Dividend Disbursing Agent...............16





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No dealer, salesman or other person has been authorized to give any information or to make any
representation other than those contained in this Prospectus, the Statement of Additional
Information and in the Fund's official sales literature, and if given or made, such information and representation may not be relied upon as authorized by the Fund, its Investment Adviser,
Distributor or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.
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



                                              THE GABELLI ASSET FUND

                                               One Corporate Center
                                             Rye, New York 10580-1434
                                     Telephone: 1-800-GABELLI (1-800-422-3554)
                                              http://www.gabelli.com

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PROSPECTUS
   May 1, 1998

The Gabelli Asset Fund (the "Fund") is an open-end, no-load mutual fund, the primary objective of which is growth of capital. Current income is a secondary investment objective. See "The Fund and its Investment Policies".

                                                  ---------------

Shares of the Fund may be purchased without a sales load at the next determined per share net asset value (see "Purchase of Shares"). There is no deferred sales or other charge on the redemption of shares. The Fund pays 0.25% of its average net assets in any fiscal year for certain promotional and distribution expenses and shareholder services (see "Distribution Plan"). The minimum initial investment is $1,000 except for investments made through the Automatic Investment Plan (see "Purchase of Shares - Automatic Investment Plan"). For further information, contact Gabelli & Company, Inc. at the address or telephone number shown above.
                                                  ---------------

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional
Information, dated May 1, 1998, containing additional and more complete information about the Fund (the "Additional Statement") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated in its entirety by reference into this Prospectus. For a free copy, call or write the Fund at the telephone number or address set forth above. Also, the Additional Statement is available for reference, along with other materials, on the SEC Internet web site (http://www.sec.gov).
                                                  ---------------

   Shares of the Fund are not deposits, obligations of, or guaranteed by any bank, and are not insured or guaranteed by any bank, the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other agency. An investment in the
Fund involves investment risks, including the possible loss of principal.

                                                  ---------------


                       This Prospectus should be retained by investors for future reference.

                                                  ---------------


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   THESE  SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES
AND EXCHANGE  COMMISSION NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

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


9

                                                         4



                                            TABLE OF FEES AND EXPENSES



Shareholder Transaction Expenses:
Maximum sales load imposed on purchases or reinvestment of dividends.................................     None
Contingent deferred sales load upon redemption of investments........................................     None
Redemption Fees......................................................................................     None*
Exchange Fees........................................................................................     None



Annual Fund Operating Expenses:
(Percent of average net assets)
Management Fees......................................................................................    1.00%
Distribution (Rule 12b-1) Expenses (a)...............................................................     .25%
Other Expenses.......................................................................................     .13%
     Total Fund Operating Expenses...................................................................    1.38%
                                                                                                             -----



Example: **                                            1 year           3 years           5 years         10 years
-----------                                            ------           -------           -------         --------
You would pay the following expenses on a
$1,000 investment, assuming a 5% annual
return and redemption at the end of each period..........$14              $44               $76             $166



(a) The foregoing table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The expenses shown are the levels incurred during the past fiscal year. The maximum level of distribution expenses which may be borne by the Fund is 0.25% of its average net assets (see "Distribution Plan"). As a result, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

--------------------------------------------------------------------------------

     * Broker-dealers holding a shareholder's shares may charge a fee for redemptions. ** The amounts listed in this example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual
return           greater           or          less           than           5%.
--------------------------------------------------------------------------------


   Management's Discussion and Analysis of the Fund's performance during the fiscal year ended December 31, 1997 is included in the Fund's Annual Report to Shareholders dated December 31, 1997. The Fund's Annual Report to Shareholders may be obtained upon request and without charge by writing or calling the Fund at the address or telephone number listed on the Prospectus cover.

                              FINANCIAL HIGHLIGHTS



The following information, insofar as it pertains to each of the five years in the period ended December 31, 1997, has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report appears in the Additional Statement. This table should be read in conjunction with the Financial Statements and related notes that are included in the Additional Statement.

Per share amounts for a Fund share outstanding throughout each year ended December 31,

                                          1997     1996     1995     1994     1993    1992     1991     1990     1989    1988
                                          ----     ----     ----     ----     ----    ----     ----     ----     ----    ----

Operating performance:
Net asset value, beginning of year..    $ 26.42  $ 25.75  $ 22.21  $ 23.30  $ 19.88 $ 17.96  $ 15.63  $ 17.26  $ 14.69 $ 12.61
                                        -------  -------  -------  -------  ------- -------  -------  -------  ------- -------
Net investment income (a)...........        .07     0.15     0.26     0.26     0.16    0.26     0.39     0.76    0.55    0.24
Net realized and unrealized gain/(loss)
     on investments.................       9.97     3.29     5.28    (0.30)    4.18    2.41     2.45    (1.62)    3.30    3.45
                                           -------------  -------   -------   -----   -----    -----   -------   -----   -----
Total from investment operations....      10.04      3.44    5.54    (0.04)    4.34    2.67     2.84    (0.86)    3.85    3.69
                                          ----- --------- -------   -------   -----   -----    -----   -------   -----   -----
Distributions to shareholders from:
     Net investment income..........      (0.07)   (0.15)   (0.25)   (0.25)   (0.16)  (0.25)   (0.39)   (0.77)   (0.56)  (0.38)
     Distributions in excess of net
         investment income..........      (0.00) (c) __     __       (0.01)     __      __       __       __       __       __
     Net realized gains.............      (4.54)   (2.61)   (1.75)   (0.76)   (0.76)  (0.50)   (0.12)     __     (0.72)  (1.23)
     Distributions in excess of net
         realized gains.............      (0.00) (c) (0.01) (0.00)(c)    (0.03) ----  ----     ----     ----     ----    ----
                                          ------     -------------      ------- ----  ----     ----     ----     ----    ----
Total distributions.................      (4.61)   (2.77)   (2.00)   (1.05)     (0.92) (0.75)  (0.51)   (0.77)    (1.28)      (1.61)
                                          ------   ------  -------  -------    ------ ------- -------  -------   -------     -------
Net asset value, end of year........    $ 31.85  $ 26.42  $ 25.75  $ 22.21  $ 23.30 $ 19.88  $ 17.96  $ 15.63   $ 17.26$ 14.69
                                        -------  =======  =======  =======  ======= =======  =======  =======   ==============
Total return*.......................      38.1%    13.4%    24.9%    (0.1%)   21.8%   14.9%    18.1%    (5.0%)   26.2%   31.1%
                                          ===== ========    =====    ======  ======  ======    =====   =======   =====  ======
Ratios to average net
assets/supplemental data:
Net assets, end of year (in 000's)    $1,335,052 $1,080,639 $1,091,539 $982,250 $945,408 $632,575 $483,865 $342,71 $359,443 $143,050
     Ratio of net investment income to
         average net assets.........     0.22%      0.52%   0.95%    1.10%   0.82%    1.42%     2.34%    4.51%   4.17%   2.04%
     Ratio of operating expenses to
         average net assets (b).....     1.38%      1.34%   1.33%    1.28%   1.31%    1.31%     1.30%    1.20%   1.26%   1.31%
Portfolio turnover rate.............     22.0%     14.9%    26.4%    18.7%    16.0%   14.4%    20.1%    55.7%    49.3%   47.3%
Average commission rate
     (per share) (d)...............     $ 0.0464  $ 0.0484   N/A      N/A      N/A     N/A      N/A      N/A      N/A      N/A

                  .........
* Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Net investment income before expenses reimbursed by Adviser for the year ended December 31, 1988 was $0.23. (b) Operating expense ratio before expenses reimbursed by Adviser for the year ended December 31, 1988 was 1.38%.
(c) Amount represents less than $0.005 per share.
(d) Average commission rate (per share) as required by amended SEC disclosure requirements effective for fiscal years beginning after September 1, 1995.

                                                                 36
                      THE FUND AND ITS INVESTMENT POLICIES

The Fund is an open-end, no-load, diversified management investment company organized as a Massachusetts Business Trust on November 25, 1985. The primary investment objective of the Fund is to seek growth of capital and investments will be made based on management's perception of their potential for capital appreciation. Current income, to the extent it may affect potential growth of capital, is a secondary objective. There is no assurance that the Fund will achieve its investment objectives. The investment objectives of the Fund together with the percentage restrictions set forth below under "Special Investment Methods" and its investment restrictions which are described in the Additional Statement, are fundamental and may not be changed without shareholder approval. Its other investment policies indicated below may be changed by the Board of Trustees without shareholder approval.

The Fund expects that its assets will be invested primarily in a diversified portfolio of readily marketable equity securities (including common stock, preferred stocks and securities representing the right to acquire stocks), at least 80% of which will be listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers. Gabelli Funds, Inc. (the "Adviser") will invest in companies that, in the public market, are selling at a significant discount to their private market value or that value the Adviser believes an informed industrialist would be willing to pay to acquire companies with similar characteristics. Factors considered by the Adviser include price, earnings expectations, earnings and price histories, balance sheet characteristics and perceived management skills. Also considered are changes in economic and political outlooks as well as individual corporate developments. Fund investments which lose their perceived value relative to other investment alternatives are sold.

When deemed appropriate by the Adviser, the Fund may without limit invest temporarily in defensive securities such as preferred stocks, high-grade debt securities, obligations of the U.S. Government, its agencies or instrumentalities, or in short-term (maturing less than one year) money market instruments, including commercial paper rated A-1 or better by Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc. ("S&P"), or P-1 or better by Moody's Investors Service, Inc.
("Moody's").

Corporate Reorganizations

   The Fund may also, subject to the diversification requirements of its investment restrictions, invest not more than 35% of its total assets in securities for which a tender or exchange offer has been made or announced and in the securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short-term nature of such transactions. The 35% limitation does not apply to the securities of companies which may be involved in simply consummating an approved or agreed upon merger, acquisition, consolidation, liquidation or reorganization. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment in which case, unless replaced by an equivalent or increased offer or proposal which is consummated, the Fund may sustain a loss. For further information on such investments, see "Special Investment Methods Corporate Reorganizations" in the Additional Statement.

Convertible Securities

Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The Fund may invest in convertible securities when it appears to the Adviser that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, the Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. See "Special Investment Methods - Convertible Securities" in the Additional Statement.

   The Fund will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, an S&P rating of at least "BBB" (which securities may have speculative characteristics) or, if unrated, judged by the Adviser to be of comparable quality. However, the Fund may also invest up to 25% of its assets in more speculative convertible debt securities which appear to present an advantageous means of acquiring common stock having potential capital appreciation provided such securities have a rating of, or equivalent to, at least an S&P rating of "B" or, if unrated, judged by the Adviser to be of comparable quality. Corporate debt obligations having a "B" rating will likely have some quality and protective characteristics which, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions. Although lower rated debt securities generally have higher yields, they are also more subject to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market. A description of corporate debt ratings including convertible securities is contained in Appendix A to the Additional Statement.

Debt Securities

The Fund may invest up to 5% of its assets in low rated and unrated corporate debt securities (often referred to in the financial press as "junk bonds") which are perceived by the Adviser to present an opportunity for significant capital appreciation, if, in the judgment of the Adviser, the ability of the issuer to repay principal and interest when due is underestimated by the market.
See "Special Investment Methods - Debt Securities" in the Additional Statement.

Investments in Small, Unseasoned Companies

The Fund may invest in small, less well-known companies which have operated less than three years (including predecessors). The securities of such companies may have limited liquidity.

Warrants and Rights

The Fund may invest in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

Foreign Securities

The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates (which the Fund will not seek to hedge), future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

     There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Fund's performance.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor.

Other Investment Companies

The Fund does not intend to purchase the shares of other open-end investment companies but reserves the right to invest up to 10% of its total assets in the securities of closed-end investment companies including small business investment companies (not more than 5% of its total assets may be invested in more than 3% of the securities of any investment company). To the extent that the Fund invests in the securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.

                           SPECIAL INVESTMENT METHODS

The Fund will not invest, in the aggregate, more than 10% of its net assets in small, unseasoned companies, securities which are restricted for public sale, securities for which market quotations are not readily available, and in repurchase agreements maturing or terminable in more than seven days. Securities freely salable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees monitors their liquidity. Further information on the investment methods and policies of the Fund are set forth in the Additional Statement.

The Fund may purchase and sell securities on a "when, as and if issued basis" under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. For further information, see "Special Investment Methods - When Issued, Delayed Delivery Securities & Forward Commitments" in the Additional Statement.

Repurchase Agreements

The Fund may enter into repurchase agreements with "primary dealers" in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, an investor (e.g., the Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price. Except for repurchase agreements for a period of a week or less in respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, not more than 5% of the Fund's total assets may be so invested.

Borrowing

The Fund may not borrow money except for (i) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing for any purpose including redemptions may not, in the aggregate, exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets at the time a borrowing is made. The Fund will not make any additional purchases of portfolio securities at any time its borrowings exceed 5% of its assets. The Fund will not mortgage, pledge or hypothecate any of its assets except that, in connection with the foregoing, not more than 20% of the assets of the Fund may be used as collateral.

                             MANAGEMENT OF THE FUND

The Fund's Board of Trustees (who, with its officers, are described in the Additional Statement) has overall responsibility for the management of the Fund. The Trustees decide upon matters of general policy and review the actions of the Adviser and Gabelli & Company, Inc., the Fund's distributor (the "Distributor"). Pursuant to an Investment Advisory Contract (the "Advisory Contract") with the Fund, the Adviser provides a continuous investment program for the Fund's portfolio; provides all facilities and personnel, including officers, required for its administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average net assets. The advisory fee paid by the Fund for its fiscal year ended December 31, 1997 was 1.00% of its average net assets and its total expenses for the same period were 1.38% of its average net assets.



     Gabelli Funds, Inc. acts as Adviser to the Fund. The Adviser was formed in 1980 and as of March 31, 1998 acts as investment adviser to mutual funds with aggregate assets of $6.6 billion.

                                                                                                 Net Assets
                                                                                                   3/31/98
                                                                                                (in millions)
Open-end funds:
Gabelli Asset Fund                                                                                  $1,559
Gabelli Growth Fund                                                                                  1,401
Gabelli Value Fund Inc.                                                                                763
Gabelli Small Cap Growth Fund                                                                          348
Gabelli Equity Income Fund                                                                              88
Gabelli U.S. Treasury Money Market Fund                                                                308
Gabelli ABC Fund                                                                                        62
Gabelli Global Telecommunications Fund                                                                 150
Gabelli Global Convertible Securities Fund                                                               9
Gabelli Global Interactive Couch Potato(R)Fund                                                           96
Gabelli Gold Fund, Inc.                                                                                 12
Gabelli Capital Asset Fund                                                                             138
Gabelli International Growth Fund, Inc.                                                                 29

Gabelli Westwood Funds:                     Equity                                                     197
                                            Intermediate Bond                                            6
                                            Balanced                                                   130
                                            Small Cap                                                   13
                                            Realty                                                       2




The Treasurer's Fund, Inc.                  Domestic Prime                                             285
                                            Tax Exempt                                                 175
                                            U.S. Treasury                                              102

Closed-end funds:
Gabelli Equity Trust Inc.                                                                           $1,319
Gabelli Convertible Securities Fund, Inc.                                                              125
Gabelli Global Multimedia Trust Inc.                                                                   159



   The Distributor, which is the principal distributor of the Fund for the sale of its shares, is an indirect majority-owned subsidiary of the Adviser. GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, having aggregate assets in excess of $7.2 billion under its management as of March 31, 1998. Gabelli Advisers, Inc., an affiliate of the Adviser, acts as investment adviser to the Gabelli Westwood Funds and, as of March 31,
1998,  had  aggregate  assets in excess of $349  million.
Gabelli Fixed Income LLC is an affiliated Investment Adviser to The Treasurer's Fund, Inc. and separate account as of March 31, 1998 had aggregate assets under management of
$1.2 billion. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser and the Distributor on the basis of his ownership of stock of the Adviser. Mario J. Gabelli, CFA has been designated by the Adviser to be primarily responsible for the day-to-day management of the Fund. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability or resignation. Mr. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser since its inception in 1980. The Adviser's address is the same as the Fund as shown on the cover of this Prospectus.

   The Advisory Contract contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, subject to applicable law and procedures adopted by the Trustees, the Adviser may (i) direct Fund portfolio brokerage to the Distributor, a broker-dealer affiliate of the Adviser; (ii) pay commissions to brokers other than the Distributor which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts of itself and any investment adviser affiliated with it; and
(iii) consider the sales of shares of the Fund by brokers other than the Distributor as a factor in its selection of brokers for Fund portfolio transactions.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differ from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser has entered into a Sub-Administration Agreement with First Data Investor Services Group, Inc., a subsidiary of First Data Corporation (the "Sub-Administrator"). Under the Sub-Administration Agreement, the Sub-Administrator provides certain administrative services necessary for the Fund's operations including the preparation and distribution of materials for meetings of the Fund's Board of Trustees, compliance testing of Fund activities and assistance in the preparation of proxy statements, reports to shareholders and other documentation. For such services and related expenses borne by the Sub-Administrator, the Adviser pays the Sub-Administrator a monthly fee based on the aggregate average daily net assets of all Funds under its administration managed by the Adviser as follows: up to $1 billion--0.10%; $1 billion to $1.5 billion--0.08%; $1.5 billion to $3 billion--0.03%; over $3 billion--0.02%. No additional amount will be paid by the Fund for services by the
Sub-Administrator. The Sub-Administrator has its principal office at One Exchange Place, Boston, Massachusetts 02109.

                                DISTRIBUTION PLAN

   Pursuant to a Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund will make payments in connection with the distribution of its shares at an annual rate of .25% of the Fund's average daily net assets. Payments may be made by the Fund under the Distribution Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the Board of Trustees. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a Distribution Plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Payments under the Plan are not solely dependent on distribution expenses actually incurred by the Distributor.

The Plan has been implemented by written agreements between the Fund and/or the Distributor and each person (including the Distributor) to which payments may be made. Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Trustees receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board of Trustees approve all agreements implementing the Plan and that the Plan may be continued from year to year only if the Board of Trustees concludes at least annually that continuation of the Plan is likely to benefit shareholders.

To the extent that payments under the Plan are based on allocation by the Distributor, the Fund may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. Any such allocations would be subject to approval by the Fund's non-interested Trustees and would be based on such factors as the net assets of each Fund, the number of shareholders, inquiries and similar pertinent criteria.

In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. During the fiscal year ended December 31, 1997, the distribution fees paid to the Distributor totaled $2,897,476 or 0.25% of the Fund's average daily net assets.

                               PURCHASE OF SHARES

Shares of the Fund are offered without a sales load as an investment vehicle for individuals, institutions, fiduciaries and retirement plans. Prospectuses, sales material and applications can be obtained from the Distributor. The Fund and the Distributor are authorized to reject any purchase order.

The minimum initial investment is $1,000 for all accounts. Accounts establishing an Automatic Investment Plan require no initial minimum investment (see "Automatic Investment Plan"). There is no minimum for subsequent investments. All purchase payments accompanied by a purchase order in proper form as described below will be effective as of the date received by the Transfer Agent and will be invested in full and fractional shares at the per share net asset value of the Fund next determined after such receipt. Although most shareholders elect not to receive stock certificates, certificates for whole shares only can be obtained on specific written request to the Transfer Agent. The Fund may waive or reduce the minimum initial investment for certain accounts or classes of accounts from time to time.

Shares of the Fund may also be purchased through authorized broker-dealers who may charge for their services. No such charge is imposed by the Fund or the Distributor. Such charges may vary among broker-dealers who may impose higher initial or subsequent minimum investment requirements than those established by the Fund. Services provided by such broker-dealers may include holding Fund shares in the name of the broker-dealer for the brokerage accounts of its customers and allowing investors to borrow on the value of their Fund shares by establishing a margin account with the broker-dealer. Shares so held may be redeemed or transferred only by arrangement with the broker-dealer. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund, the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

The Fund's net asset value per share is calculated on each day, Monday through Friday, except days on which the New York Stock Exchange ("NYSE") is closed.
   The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., New York time and is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued by excluding capital stock and surplus) by the total number of shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost. See the Additional Statement for further information.

Mail

To make an initial purchase of shares of the Fund, send a completed subscription order form with a check for the amount of the investment payable to "The Gabelli Asset Fund" to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308.

Subsequent  purchases do not require a completed  application and can be made by
(i) mailing a check to the same address noted above; (ii) bank wire; (iii) personal delivery; or (iv) by telephone as indicated below. The exact name and number of the shareholder's account should be clearly indicated.

Checks will be accepted if drawn in U.S. currency on a domestic bank for less than $100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of funds by the Fund's Transfer
Agent. Bank collection fees may apply. Bank or certified checks for investments of $100,000 or more will be required unless the investor elects to invest by bank wire as described below. Checks made payable to a third party are not acceptable.

Bank Wire

To purchase shares of the Fund using the wire system for transmittal of money among banks, the investor should instruct a Federal Reserve System member bank to wire funds to:

                                    State Street Bank and Trust Company
                                    ABA # 011-0000-28 REF DDA # 9904-6187
                                    Attn.:  Shareholder Services
                                    Re:  The Gabelli Asset Fund
                                    A/C #  ______________________________
                                                     (Registered Owner)
                                    Account of ___________________________
                                    SS # / Tax I.D. #  ______________________
                                    225 Franklin Street, Boston, MA 02110

For initial purchases, an investor should first telephone the Fund at 1-800-GABELLI (422-3554) to obtain a new account number. The investor should then mail a completed subscription order form to the Gabelli Funds at the address shown above for mail purchases. State Street Bank and Trust Company does not charge investors in the Fund for the receipt of wire transfers but there may be a charge by the investor's bank for transmitting the money by bank wire. If the investor is planning to wire funds, it is suggested that the investor instruct his or her bank early in the day so the wire transfer can be accomplished the same day.

Personal Delivery

Deliver a check made payable to "The Gabelli Asset Fund" (with a completed subscription order form for an initial purchase) to: The Gabelli Funds, The BFDS Building, 7th Floor, Two Heritage Drive, North Quincy, MA 02171.

Telephone Investment Plan

An investor may purchase additional shares of the Fund by telephone through the Automated Clearing House ("ACH") system as long as the investor's bank is a member of the ACH system and the investor has a completed, approved Investment Plan application on file with the Fund's Transfer Agent. The funding for the investor's purchase will be automatically deducted from the ACH eligible account the investor designates on the application. The investor's investment will normally be credited to his or her mutual fund account on the first business day following his or her telephone request. The investor's request must be received no later than 4:00 p.m., Eastern time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, the investor should call 1-800-GABELLI (422-3554) or 1-800-872-5365. Fund shares purchased through the Investment Plan will not be available for redemption for fifteen (15) days following the purchase date.

Automatic Investment Plan

The Fund offers an automatic monthly investment plan through the ACH system, details of which can be obtained from the Distributor. There is no minimum initial investment for accounts establishing an automatic investment plan.

Systematic Withdrawal Plan

Any shareholder who owns shares of the Fund with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he or she offers to sell to the Fund at net asset value the number of full and fractional shares which will produce the monthly, quarterly or annual payments specified. Systematic withdrawals deplete the investor's principal and are treated as redemptions, which may be taxable transactions. Investors contemplating participation in this plan should consult their tax advisers.

Shareholders wishing to utilize this plan may do so by completing an application which may be obtained by writing or calling the Distributor. No additional charge to the shareholder is made for this service.

Other Investors

No minimum initial investment is required for (i) officers or Trustees of the Fund; (ii) officers, directors or full-time employees of the Adviser, the Distributor or their affiliates, including members of the "immediate family" of such employees. The term "immediate family" refers to spouses, children and grandchildren adopted or natural, parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children; (iii) retirement plans established for such employees; or (iv) investments made through the Fund's Automatic Investment Plan.

                              REDEMPTION OF SHARES

Upon receipt by the Transfer Agent of a redemption request in proper form, shares of the Fund will be redeemed at their next determined net asset value. Checks for redemption proceeds will normally be mailed to the shareholder's address of record within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been honored, which may take up to 15 days. There is no charge on the redemption of shares regardless of when purchased. The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in gain or loss for income tax purposes.

By Letter

Redemption requests may be made by letter to the Transfer Agent, specifying the name of the Fund, the dollar amount or number of shares to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, if any certificates for the shares to be redeemed are outstanding, presentation of such certificates properly endorsed is also required. Signatures on a redemption request and/or certificates must be guaranteed by an eligible guarantor institution which includes a domestic bank, a savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange; pursuant to the Fund's Transfer Agent's standards and procedures (signature guarantees by notaries public are not acceptable). Further documentation, such as copies of corporate resolutions and instruments of authority, are normally requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

Telephone Redemption By Check

The Fund accepts telephone requests for redemption of uncertificated shares from shareholders subject to a $25,000 limitation. By calling either 1-800-GABELLI (442-3554) or 1-800-872-5365, an investor may request that a check be mailed to the address of record on the account provided that the address has not changed within thirty (30) days prior to the investor's request. The check will be made payable as the account is registered and mailed within seven (7) days.

By Bank Wire

The Fund accepts telephone requests for wire redemption in excess of $1,000 but subject to a $25,000 limitation to a predesignated bank either on the subscription order form or in a subsequent written authorization with the signature guaranteed. The Fund accepts signature guaranteed written requests for redemptions by bank wire without limitation. The proceeds are normally wired on the following business day. The investor's bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee.

Requests for telephone redemption must be received between 9:00 a.m. and 4:00 p.m., Eastern time. If the investor's telephone call is received after this time or on a day when the NYSE is not open, the request will be processed the following business day. Shares are redeemed at the net asset value next determined following the investor's request. Fund shares purchased by check or through the automatic purchase plan will not be available for redemption for fifteen (15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redeposit prior to the redemption of shares. Telephone redemption is not available for Individual Retirement Accounts. The proceeds of a telephone redemption may be directed to an existing account in another mutual fund advised by Gabelli Funds, Inc. provided the registration of such account is the same. Such a purchase will be made at the respective net asset value plus applicable sales charge, if any.

Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record and generally will be mailed within seven days after receipt of the request.

Shareholders may also redeem Fund shares through registered broker-dealers holding such shares who have made arrangements with the Fund permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

The Fund may suspend the right of redemption during any period when (i) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings; (ii) the SEC has by order permitted such suspension or
(iii) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable. The Fund may postpone for more than seven days the date of payment for redemptions during any period the right to redeem has been suspended.

To minimize expenses, the Fund reserves the right to redeem, upon not less than 30 days notice, all shares of the Fund in an account (other than an IRA) which has a value below $500 due to prior shareholder redemptions. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

The Fund and its Transfer Agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard the Fund and its Transfer Agent require personal identification information before accepting a telephone redemption. If the Fund or its Transfer Agent fail to use reasonable procedures, the Fund may be liable for losses due to fraudulent instructions.

                                RETIREMENT PLANS

   The Fund has available a form of IRA for investment in Fund shares which may be obtained from its Distributor. The minimum investment required to open an IRA for investment in shares of the Fund is $1,000. There is no minimum for additional investment in an IRA account. For tax years beginning after December 31, 1997, investors may be eligible to make contributions to a new type of individual retirement account (a "Roth IRA"). An investor can open a Roth IRA if he or she meets certain income limits specified in the Internal Revenue Code of 1986, as amended (the "Code"). Any contributions made by an investor to a Roth IRA are nondeductible for U.S. Federal income tax purposes. Distributions from a Roth IRA are not included in the investor's gross income and are not subject to a 10% penalty for early withdrawal if the distributions are made after the end of the five-year period beginning with the first tax year in which the investor made a contribution to the Roth IRA and the distributions meet other criteria set forth in the Code. The maximum annual aggregate contribution that can be made to IRAs and Roth IRAs is $2,000. In addition, for tax year beginning after December 31, 1997, certain low and middle-income investors may open an education individual retirement account (an "Education IRA"). Eligible individuals are permitted to contribute up to $500 per year per beneficiary under 18 years old to an Education IRA. The minimum initial investment for an Education IRA through the Fund is $250. A distribution from an Education IRA is generally excludable from gross income to the extent that such distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year in which the distribution is made.

   Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. However, the Fund does not currently act as sponsor to such plans. Fund shares may be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is $1,000 and there is no minimum for additional investments.

   Under the Code, individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a combined maximum of $4,000 annually to both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse. Other provisions permit additional IRA contributions which are not tax deductible but the tax on reinvested dividends and distributions is deferred while held in the account. There are also rules on the amount of tax deductible contributions which may be made to other retirement plans.

Investors should be aware that they may be subject to penalties or additional tax on contributions to or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code and prior to a withdrawal, shareholders may be required to certify their age and awareness of such restrictions in writing. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone the Distributor.

                        DIVIDENDS, DISTRIBUTION AND TAXES

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid on the payment date fixed by the Board of Trustees in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such dividend or distribution. An election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

The Fund has qualified and intends to continue to qualify for tax treatment as a "Regulated Investment Company" under Subchapter M of the Code in order to be relieved of Federal income tax on that part of its net investment income and realized capital gains which it pays out to its shareholders. To qualify, the Fund must meet certain relatively complex income and diversification tests, and because of such requirements, qualification in any given year may not be feasible.

   Dividends out of net investment income and distributions of realized short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, all or a portion of such distributions may be eligible for the dividends-received deduction subject to proportionate reduction if the aggregate qualifying dividends received by the Fund from domestic corporations in any year are less than its "gross income" as defined by the Code. Distributions out of long-term capital gains are taxable to the recipient as long-term capital gains. Shareholders will be advised as to what portion of capital gains are to be treated as 28% rate gain or 20% rate gain with respect to the maximum tax rate for such gains (i.e., the portion of such capital gains that relates to assets held for more than 12 months but not more than 18 months and the portion that relates to assets held more than 18 months). Dividends and distributions declared by the Fund may also be subject to state and local taxes. The foregoing summary of Federal income tax consequences is intended for general informational purposes only. Prior to investing in shares of the Fund, prospective shareholders should consult their tax advisers concerning the Federal, state and local tax consequences of such an investment.

                      CALCULATION OF INVESTMENT PERFORMANCE

The investment performance of the Fund quoted in advertising for the sale of its shares will be calculated on a "total return" basis which assumes the reinvestment of all dividends and distributions. Total return is generally quoted as a percentage calculated by combining the income and principal changes of an assumed investment in shares of the Fund during the period specified and dividing by the amount of the assumed initial investment. To illustrate the components of its overall performance, investment performance may be given on a cumulative basis (for periods greater than one year); for consecutive annual periods; for consecutive quarterly or semi-annual periods as well as for the year including such interim periods; or separately for investment income results and capital gain or loss. Such performance quotations will reflect all recurrent charges.

In each case, the average annual total return of the Fund since its inception, for the past ten years, the past five years, and the twelve-month period through the most recent calendar quarter will also be given. The average annual total return will be calculated pursuant to a standardized formula to reflect the hypothetical annually compounded rate of return which would have produced the same cumulative total return. Investors should recognize that an average annual return tends to smooth out variations in the Fund's performance level and is therefore not the same as actual year by year results. The Fund's average annual total return for the 1-year, 5-year and 10-year periods ended December 31, 1997 and from inception through December 31, 1997 were 38.1%, 18.9%, 17.6% and 17.4%, respectively.

                               GENERAL INFORMATION

Description of Shares, Voting Rights and Liabilities

As a Massachusetts Business Trust, the Fund is not required, and does not intend, to hold regular annual shareholder meetings but may hold special meetings for the consideration of proposals requiring shareholder approval such as changing fundamental policies or, upon the written request of the recordholders of 331/3% of outstanding shares (10% in the case of removing one or more Trustees) for any other purpose. The Fund will facilitate shareholder communications in this regard. Shares of the Fund have equal rights with respect to voting and each share represents an equal proportionate interest in the Fund with each other share. The Fund may issue an unlimited number of full and fractional shares of beneficial interest (par value $.01 per share) and the Trustees may divide or combine the shares into a greater or lesser number of shares without changing the proportionate beneficial interests in the Fund. When issued, shares are fully paid and non-assessable (except as described in the Additional Statement under "General Information") and have no pre-emptive or conversion rights.

The Fund sends semi-annual unaudited and annual audited reports to all its shareholders which include a list of portfolio securities. Unless it is clear that a shareholder holds as nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

Year 2000 Update

   As the year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Adviser is in the process of working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur material costs to be year 2000 compliant. Although the Adviser does not anticipate that the year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Fund.

Information for Shareholders

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor. For assistance, call 1-800-GABELLI (422-3554) or visit our web site at http://www.gabelli.com. The Distributor's address is Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1435.

Upon request, Gabelli & Company, Inc. will provide, without charge, a paper copy of this Prospectus to investors or their representatives who received this Prospectus in an electronic format.

This Prospectus omits certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The Additional Statement included in such Registration Statement may be obtained without charge from the Fund or the Distributor.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc., located at Two Heritage Drive, North Quincy, MA 02171, an affiliate of State Street, performs the services of Transfer and Dividend Disbursing Agent for the Fund on behalf of State Street. State Street does not assist in and is not responsible for investment decisions involving assets of the Fund.

                             THE GABELLI ASSET FUND




                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION

                             THE GABELLI ASSET FUND

                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone: 1-800-GABELLI (1-800-422-3554)
                             http://www.gabelli.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 1998

   This Statement of Additional Information ("Additional Statement") is not a prospectus and is only authorized for distribution when preceded or accompanied by The Gabelli Asset Fund's (the "Fund") prospectus dated May 1, 1998, as supplemented from time to time (the "Prospectus"). This Additional Statement contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or telephoning the Fund at the address and telephone number set forth above. Also, this Additional Statement is available for reference, along with other materials, on the Securities and Exchange Commission ("SEC") Internet web site (http://www.sec.gov).

                                TABLE OF CONTENTS

                                                                                                       Page
         Investment Policies.............................................................................2
         Special Investment Methods......................................................................2
              Convertible Securities.....................................................................2
              Debt Securities............................................................................2
              Investments in Warrants and Rights.........................................................3
              Investments in Small, Unseasoned Companies.................................................3
              Corporate Reorganizations..................................................................3
              When Issued, Delayed Delivery Securities & Forward Commitments.............................4
              Repurchase Agreements......................................................................4
         Investment Restrictions.........................................................................5
         Trustees and Officers...........................................................................6
         Investment Adviser.............................................................................11
         Distributor....................................................................................12
         Distribution Plan..............................................................................12
         Portfolio Transactions and Brokerage...........................................................13
         Redemption of Shares...........................................................................15
         Net Asset Value................................................................................16
         Investment Performance Information.............................................................16
         Counsel and Independent Accountants............................................................18
         General Information............................................................................18
         Financial Statements...........................................................................19
         Appendix A - Description of Corporate Debt Ratings............................................A-1


                               INVESTMENT POLICIES

         The Fund expects that, for most periods, a substantial portion, if not all, of its assets will be invested in a diversified portfolio of common stocks judged by Gabelli Funds, Inc. (the "Adviser") to have favorable value to price characteristics. The Fund may also invest in U.S. Government or Government Agency obligations, investment grade corporate bonds, preferred stocks, convertible securities, foreign securities, debt securities and/or short term money market instruments when deemed appropriate by the Adviser.

                           SPECIAL INVESTMENT METHODS

Convertible Securities

         The Fund may, as an interim alternative to investment in common stocks, purchase investment grade convertible debt securities having a rating of, or equivalent to, at least "BBB" by Standard & Poor's Ratings Service, a division of McGraw Hill Companies ("S&P") or, if unrated, judged by the Adviser to be of comparable quality. Securities rated less than "A" by S&P may have speculative characteristics. The Fund may also invest up to 25% of its assets in convertible debt securities which have a lesser rating or are unrated. However, the Adviser will not purchase securities rated lower than "B" by S&P or "Caa" by Moody's Investors Services, Inc. ("Moody's"). Unrated convertible securities which, in the judgment of the Adviser, have equivalent credit worthiness may also be purchased for the Fund. Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer's capacity to pay interest and repay principal than are higher rated debt securities.

         In selecting convertible securities for the Fund, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation.

         The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of
economic  uncertainty.   Moreover,  adverse  publicity  or  the  perceptions  of
investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

Debt Securities

         Non-convertible corporate debt securities which are either unrated or have a predominantly speculative rating (often referred to in the financial press as "junk bonds") may present opportunities for significant long-term capital appreciation if the ability of the issuer to repay principal and interest when due is underestimated by the market or the rating organizations. Because of its perceived credit weakness, the issuer is generally required to pay a higher interest rate and/or its debt securities may be selling at a significantly lower market price than the debt securities of issuers actually having similar strength. When the inherent value of such securities is recognized, the market value of such securities may appreciate significantly. The Adviser believes that its research on the credit and balance sheet strength of certain issuers may enable it to select a limited number of corporate debt securities, which in certain markets, will better serve the objective of capital appreciation than alternative investments in common stocks. Of course, there can be no assurance that the Adviser will be successful. In its evaluation, the Adviser will not rely exclusively on ratings and the receipt of income is only an incidental consideration.

         As in the case of the convertible debt securities discussed above, low rated and unrated corporate debt securities are generally considered to be more subject to default and therefore significantly more speculative than those having an investment grade rating. They also are more subject to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market. The Fund does not intend to purchase debt securities for which a liquid trading market does not exist but there can be no assurance that such a market will exist for the sale of such securities.

Investments in Warrants and Rights

         Warrants basically are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Investment in Small, Unseasoned Companies

         The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

Corporate Reorganizations

         The Fund may invest up to 35% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The 35% limitation does not apply to the securities of companies which may be involved in simply consummating an approved or agreed upon merger, acquisition, consolidation, liquidation or reorganization. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

         In making such investments, the Fund will not violate any of its diversification requirements or investment restrictions (see below, "Investment Restrictions") including the requirements that, except for the investment of up to 25% of its assets in any one company or industry, not more than 5% of its assets may be invested in the securities of any issuer. Since such investments are ordinarily short term in nature, they will tend to increase the Fund's portfolio turnover ratio thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

When Issued, Delayed Delivery Securities & Forward Commitments

         The Fund is authorized to buy and sell when issued securities as an additional investment strategy in furtherance of its investment objectives.

         In utilizing this strategy, the Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate cash or liquid high-grade debt securities with its custodian in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Repurchase Agreements

         The Fund may engage in repurchase agreements as set forth in the Prospectus. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. The Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the counter party. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 10% of its total assets would be so invested.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions which may not be changed without the approval of the Fund's shareholders. Under such restrictions, the Fund may not:

         (1)......Purchase  the  securities  of any one  issuer,  other than the
United States Government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

         (2)......Invest more than 25% of the value of its total assets in any particular industry;

         (3)......Purchase  securities on margin,  but it may obtain such short-term credits from banks as may be necessary for the clearance of purchase and sales of securities;

         (4)......Make loans of its assets except for the purchase of debt securities;

     (5)......Borrow  money except subject to the  restrictions set forth in the prospectus under "Special Investment Methods - Borrowing";

     (6)......Mortgage,  pledge or hypothecate any of its assets except that, in connection with permissible borrowings mentioned in paragraph 5 above, not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral;

         (7)......Invest more than 5% of its total assets in more than 3% of the securities of another investment company or invest more than 10% of its total assets in the securities of other investment companies, nor make any such investments other than through purchase in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase;

         (8)......Act as an underwriter of securities of other issuers;

         (9)......Invest,  in the  aggregate,  more than 10% of the value of its total assets in securities for which market quotations are not readily available, securities which are restricted for public sale, or in repurchase agreements maturing or terminable in more than seven days;

     (10).....Purchase  or otherwise  acquire  interests  in real  estate,  real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

     (11).....Sell securities short or invest in puts, calls, straddles, spreads or combination thereof;

         (12).....Purchase or acquire commodities or commodity contracts;

     (13).....Issue senior securities,  except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

     (14).....Participate  on a  joint,  or a joint  and  several,  basis in any securities trading account; or

         (15).....Invest in companies for the purpose of exercising control.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Fund, and their principal occupations for the past five years, are listed below. Unless otherwise specified, the address of each such person is One Corporate Center, Rye, New York 10580-1434. Trustees deemed to be "interested persons" of the Fund for purposes of the 1940 Act are indicated by an asterisk.

     Name, Address, Age and Position(s) with Fund Principal Occupations During Past Five Years

     Mario J. Gabelli,* 55 Chairman of the Board, Chief Executive Officer and Chief Trustee Investment Officer of Gabelli Funds, Inc. and of GAMCO Investors, Inc.; Chairman of the Board, President and Chief Investment Officer of Gabelli Capital Series Fund, Inc., The Gabelli Equity Trust Inc., The Gabelli Global Multimedia Trust Inc. and The Gabelli Value Fund Inc.; President, Director and Chief Investment Officer of Gabelli Global Series Funds, Inc., Gabelli Investor Funds, Inc., Gabelli Equity Series Funds, Inc. and The Gabelli Convertible Securities Fund, Inc.; Trustee of The Gabelli Growth Fund; President & Trustee of The Gabelli Money Market Funds; Director [Chairman of the Board] of Gabelli Gold Fund, Inc., Gabelli International Growth Fund, Inc. and The Treasurer's Fund, Inc.; and Chairman and Chief Executive Officer of Lynch Corporation
(diversified manufacturing and communications services company); Director of East/West Communications, Inc.; and Governor of the American Stock Exchange.

     Name, Address, Age and Position(s) with Fund Principal Occupations During Past Five Years

     Felix J. Christiana, 72 Formerly Senior Vice President of Dry Dock Savings Bank; Trustee Director of Gabelli Global Series Funds, Inc., The Gabelli Equity Trust Inc., The Gabelli Global Multimedia Trust Inc., The Gabelli Convertible Securities Fund, Inc., Gabelli Equity Series Funds, Inc., The Gabelli Value Fund Inc. and The Treasurer's Fund, Inc.; and Trustee of The Gabelli Growth Fund.

     Anthony J. Colavita, 63 President and Attorney at Law in the law firm of Anthony J. Trustee Colavita, P.C.; Director of Gabelli Equity Series Funds, Inc., Gabelli Global Series Funds, Inc., Gabelli Investor Funds, Inc., The Gabelli Convertible Securities Fund, Inc., The Gabelli Value Fund Inc., Gabelli Gold Fund, Inc., Gabelli International Growth Fund, Inc., Gabelli Capital Series Funds, Inc., and The Treasurer's Fund, Inc.; and Trustee of The Gabelli Growth Fund, The Gabelli Money Market Funds and the Gabelli Westwood Funds.

     James P. Conn, 60 Managing Director/Chief Investment Officer of Financial Trustee Security Assurance Holdings Ltd. since 1992; Director of Santa Anita Operating Company since 1995; Director of California Jockey Club since 1983; Director of Meditrust Corporation and First Republic Bank; Director of The Gabelli Equity Trust Inc. and The Gabelli Global Multimedia Trust Inc.; and Trustee of The Gabelli Growth Fund and the Gabelli Westwood Funds.

     Karl Otto Pohl,*+ 67 Partner of Sal. Oppenheim Jr. & Cie. (private investment Trustee bank); Board Member of IBM World Trade Europe/Middle East/Africa Corp., Bertelsmann AG, Zurich Versicherungs - Gesellschaft (insurance), the International Council of JP Morgan & Co.; Supervisory Board Member of Royal Dutch (petroleum company) ROBECo/o Group; Advisory Director of Unilever N.V. and Unilever Deutschland; Former President of the Deutsche Bundesbank and Chairman of its Central Bank Council from 1980 through 1991; Director or Trustee of all Funds advised by Gabelli Funds, Inc. and its affiliates.

     Name, Address, Age and Position(s) with Fund Principal Occupations During Past Five Years


     Anthony R. Pustorino, CPA, 72 Certified Public Accountant; Professor of Accounting, Pace Trustee University, since 1965; Trustee of The Gabelli Growth Fund; and Director of The Gabelli Value Fund Inc., The Gabelli Convertible
Securities Fund, Inc., Gabelli Equity Series Funds, Inc., The Gabelli Equity Trust Inc., The Gabelli Global Multimedia Trust Inc., Gabelli Capital Series Funds, Inc. and The Treasurer's Fund, Inc.

     Anthonie C. van Ekris, 64 Managing Director of Balmac International; Director of Trustee Stahel Hardmeyer AG; Trustee of The Gabelli Growth Fund and The Gabelli Money Market Funds; and Director of The Gabelli Convertible Securities Fund, Inc., Gabelli Equity Series Funds, Inc., Gabelli Global Series Funds, Inc., Gabelli Gold Fund, Inc., Gabelli Capital Series Funds, Inc., Gabelli International Growth Fund, Inc. and The Treasurer's Fund, Inc.

     Salvatore J. Zizza*+, 52 Executive Vice President of FMG Group (OTC), a healthcare Trustee provider; Chairman of The Bethlehem Corp. (ASE); Board Member of Hollis Eden Pharmaceuticals (OTC); Director of The Gabelli Equity Trust Inc., The Gabelli Global Multimedia Trust Inc. and Gabelli Convertible Securities Fund, Inc. Bruce N. Alpert, 46 Vice President, Treasurer and Chief Operating Officer of President and Treasurer the investment advisory division of the Adviser; Director of Gabelli Advisers, Inc. and an officer of all funds advised by Gabelli Funds, Inc. and its affiliates.

     Name, Address, Age and Position(s) with Fund Principal Occupations During Past Five Years

     James E. McKee, 33 Vice President and General Counsel of GAMCO Investors, Secretary Inc. since 1993 and of Gabelli Funds, Inc. since August 1995; Secretary of all Funds advised by Gabelli Funds, Inc. and Gabelli Advisers, Inc. since August 1995. Branch Chief with the U.S. Securities and Exchange Commission in New York (1992-1993).

         ..................

     + Mr. Pohl receives fees from the Adviser but has no obligation to provide any services to it. Although this relationship does not appear to require designation of Mr. Pohl as an "interested person", the Fund is currently making such designation in order to avoid the possibility that Mr. Pohl's independence would be questioned. Mr. Zizza may be an "interested person" as a result of his previous association with Binnings Building Products, Inc., an entity controlled by GCI, Inc., an affiliate of the Adviser.

            No director, officer or employee of Gabelli & Company, Inc. ("Gabelli & Company" or the "Distributor") or the Adviser or of any affiliate of Gabelli & Company or the Adviser receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each of its Trustees who is not a director, officer or employee of the Adviser or any of their affiliates, $6,000 per annum plus $500 per meeting attended in person and $500 per meeting attended via telephone and reimburses each Trustee for related travel and out-of-pocket expenses. The Fund also pays each Trustee serving as a member of the Audit, Proxy or Nominating Committees a fee of $500 per committee meeting if held on a day other than a regularly scheduled board meeting, and the Chairman of each committee receives $1,000 per annum. For the fiscal year ended December 31, 1997, such fees totaled $60,500.


                               COMPENSATION TABLE

----------------------------------------- ----------------------------------
                 (1)                                     (2)                                  (3)

                                                                                       Total Compensation
                                             Aggregate Compensation from     from Registrant and Fund Complex Paid
                                                   Registrant for                         to Trustees
        Name of Person, Position                     Fiscal Year                       for Calendar Year*
----------------------------------------- ----------------------------------

Mario J. Gabelli                                    $       0                          $           0
Trustee

Anthony J. Colavita                                 $   9,000                          $      79,190     (14)
Trustee

Felix J. Christiana                                 $   9,000                          $      85,500     (10)
Trustee

James P. Conn                                       $   8,000                          $      42,501     (5)
Trustee

Karl Otto Pohl                                      $   7,500                          $      85,690     (15)
Trustee

Anthony R. Pustorino                                $  11,000                          $      95,500     (10)
Trustee

Anthonie C. van Ekris                               $   8,000                          $      55,190     (11)
Trustee

Salvatore J. Zizza                                  $   8,000                          $      47,500     (5)
Trustee



* The total compensation paid to such persons during the calendar year ending December 31, 1997 by investment companies (including the Fund) from which such person receives compensation that are part of the same Fund complex as the Fund, because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies.

            As  a  group,   the   officers   and  Trustees  of  the  Fund  owned
beneficially, directly or indirectly, less than 1% of its outstanding voting shares.

        Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of March 31, 1998.

     Name and Address % of Class Nature of Ownership



Charles Schwab & Co. Inc.                     10.90%                  Record (a)
101 Montgomery Street
San Francisco, CA 94104-4122

Suntrust Bank Atlanta                          5.07%                  Record (a)
P.O. Box 105870
Atlanta, GA 30348-5870

---------------
(a) Charles Schwab & Co. and Suntrust Bank disclaim beneficial ownership and no one underlying shareholder owns beneficially more than 5% of the shares of the Fund.


                               INVESTMENT ADVISER

         The Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580-1434. The Adviser also serves as Adviser to The Gabelli Growth Fund, The Gabelli Value Fund Inc., The Gabelli Equity Income Fund, The Gabelli U.S. Treasury Money Market Fund, The Gabelli Small Cap Growth Fund, Inc., The Gabelli ABC Fund, The Gabelli Global Telecommunications Fund, The Gabelli Global Convertible Securities Fund, The Gabelli Global Interactive Couch Potato (R) Fund, Gabelli Gold Fund Inc., Gabelli Capital Asset Fund and Gabelli International Growth Fund, Inc., open-end investment companies, and The Gabelli Equity Trust Inc., The Gabelli Convertible Securities Fund, Inc., and The Gabelli Global Multimedia Trust Inc., closed-end investment companies. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

         Pursuant to an Amended and Restated Investment Advisory Contract, which was approved by the shareholders of the Fund at a meeting held on May 11, 1992 (the "Contract"), the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Trustees of the Fund.

         Under the Contract, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund's Sub-Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent, as well as accounting, auditing and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities;
(iv) prepares, but does not pay for, the periodic updating of the Fund's registration statement, Prospectus and Additional Statement, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund's tax returns, and reports to the Fund's shareholders and the SEC; (v) calculates the net asset value of shares in the Fund; (vi) prepares, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund's Board of Trustees and minutes of such meetings in all matters required by the Act to be acted upon by the Board.

         Pursuant to a contract with the Adviser, First Data Investor Services Group, Inc. (the "Sub-Administrator"), a subsidiary of First Data Corporation which is located at Exchange Place, Boston, Massachusetts 02109, administers on behalf of the Adviser the operations of the Fund which do not concern the investment advisory and portfolio management services of the Adviser. For such services and the related expenses borne by the Sub-Administrator, the Adviser pays an annual fee based on the aggregate average daily net assets of the Funds under its administration advised by the Adviser as follows: up to $1 billion - 0.10%; $1 billion to $1.5 billion - 0.08%; $1.5 billion to $3 billion - 0.03%; over $3 billion - 0.02%. The Sub-Administrator's fee is paid by the Adviser and will result in no additional expense to the Fund.

         The Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as Adviser to others. The Fund has agreed by the terms of the Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

         By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund's Board of Trustees or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Trustees who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the Contract. The Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Trustees, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.

            For the Fund's fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, the fee paid to the Adviser was $10,714,960, $11,146,282 and $11,701,148, respectively.

                                   DISTRIBUTOR

            To implement the Fund's 12b-1 Plan, the Fund has entered into a Distribution Agreement with the Distributor, a New York corporation which is an indirect majority owned subsidiary of the Adviser, having principal offices located at One Corporate Center, Rye, New York 10580-1434. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.

                                DISTRIBUTION PLAN

         On February 26, 1997, the Fund adopted a Second Amended and Restated Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act.
Under its terms, the Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Fund ("Independent Trustees"). The Plan may not be amended to increase materially the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under the Plan, the Distributor will provide the Trustees periodic reports of amounts expanded under the Plan and the purpose for which expenditures were made.

         No interested person of the Fund or any Independent Trustee of the Fund had a direct or indirect financial interest in the operation of the Plan or related agreements.

            During the fiscal year ended December 31, 1997, the Fund made distribution payments pursuant to the Plan in the amount of $2,897,476. Such payments included payments of approximately: $433,700 for advertising, $182,600 for printing, postage and stationary, $1,833,976 for overhead support expenses and $447,200 for salaries of personnel of the Distributor.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of such securities may usually include undisclosed commissions or markups.

         When consistent with the objective of obtaining best execution, Fund brokerage may be directed to brokers or dealers which furnish brokerage or research services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. The commissions charged by a broker furnishing such brokerage or research services may be greater than that which another qualified broker might charge if the Adviser determines, in good faith, that the amount of such greater commission is reasonable in relation to the value of the additional brokerage or research services provided by the executing broker, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser or its advisory affiliates to the accounts over which they exercise investment discretion. Since it is not feasible to do so, the Adviser need not attempt to place a specific dollar value on such services or the portion of the commission which reflects the amount paid for such services but must be prepared to demonstrate a good faith basis for its determinations.

         Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

         Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers, the Adviser does consider the level of services provided and, based on such determinations, has allocated brokerage commissions of $700,560 on portfolio transactions in the principal amounts of $560,294,789 during 1997. The average commission on these transactions was $0.0464 per share.

         The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company, a broker-dealer member of the National Association of Securities Dealers which is an affiliate of the Adviser, when it appears that, as an introducing broker or otherwise, Gabelli & Company can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. As required by Rule 17e-1 under the 1940 Act, the Board of Trustees has adopted "Procedures" which provide that commissions paid to Gabelli & Company on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price and contains a schedule setting forth maximum commission charges for such transactions designed to reflect that standard. Rule 17e-1 and the Procedures contain requirements that the Board, including its "independent" Trustees, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least annually for its continuing compliance with the foregoing standard. The Adviser and Gabelli & Company are also required to furnish reports and maintain records in connection with such reviews.

         To obtain the best execution of portfolio transactions on the New York Stock Exchange ("NYSE"), Gabelli & Company controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli & Company, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearance charges to Gabelli & Company. Pursuant to an agreement with the Fund, Gabelli & Company pays all charges incurred for such services and reports at least quarterly to the Board the amount of such expenses and commissions. The net compensation realized by Gabelli & Company for its brokerage services is subject to the approval of the Board and the Independent Trustees of the Fund who must approve the continuance of the arrangement at least annually. Commissions paid by the Fund pursuant to the arrangement may not exceed the commission level specified by the Procedures described above. Gabelli may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct order access rules similar to those of the NYSE.

         The following table sets forth certain information regarding the Fund's payment of brokerage commissions including commissions paid to Gabelli & Company and Keeley Investment Corp. ("Keeley"). A significant shareholder of Keeley is a director of a company that is an affiliate of the Adviser.

                                                                                  Fiscal Year Ended      Commissions

December 31,            Paid

Total Brokerage Commissions..................................................              1995           $438,241
                                                                                           1996           $494,944
                                                                                           1997           $700,560

Commissions paid to Gabelli & Company........................................              1995          $  93,418
                                                                                           1996           $130,061
                                                                                           1997           $216,768

Commissions paid to Keeley Investment Corp...................................              1995             $3,578
                                                                                           1996             $5,550
                                                                                           1997             $4,025

% of Total Brokerage Commissions paid to Gabelli & Company...................              1997           30.94%

% of Total Brokerage Commissions paid to Keeley Investment Corp..............              1997             .57%

% of Total Transactions involving Commissions paid to Gabelli & Company                    1997           34.20%

% of Total Transactions involving Commissions paid to Keeley Investment Corp.              1997            0.40%


     The Fund's portfolio turnover rate for the fiscal years ended December 31, 1996 and December 31, 1997 were 14.9% and 22.0%, respectively.


                              REDEMPTION OF SHARES

         Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Trustees of the Fund and taken at their value used in determining the Fund's net asset value per share as described under "Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable. The Fund has filed a formal election with the SEC pursuant to which the Fund will only effect a redemption in portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90 day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 before a redemption wholly or partly in portfolio securities would be made.

         Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. In the event shares held in the account of such shareholder are not sufficient to cover such loss, the Distributor will promptly reimburse the Fund for the amount of such unrecovered loss.

                                 NET ASSET VALUE

         For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner.

         Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Trustees deems appropriate to reflect their fair value. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value.

         Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. Securities traded primarily on foreign exchanges are valued at the closing price on such foreign exchange immediately prior to the close of the NYSE.

         United States Government obligations and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees designed to reflect in good faith the fair value of such securities.

                       INVESTMENT PERFORMANCE INFORMATION

         The investment performance of the Fund quoted in advertising or sales literature for the sale of its shares will be calculated on a total return basis which assumes the reinvestment of all dividends and distributions. Total return is computed by comparing the value of an assumed investment in Fund shares at the offering price in effect at the beginning of the period shown with the redemption price of the same investment at the end of the period (including share(s) accrued thereon by the reinvestment of dividends and distributions). Performance quotations given as a percentage will be derived by dividing the amount of such total return by the amount of the assumed investment. When the period shown is greater than one year, the result is referred to as cumulative performance or cumulative total return.

            Performance quotations will ordinarily be accompanied by the average annual total return of the Fund for the past ten years as well as its total return for the past five years and for the twelve months as of the end of the most recent calendar quarter. Quotations of average annual total return for periods greater than one year will be the compounded annual rate of return which equates to the result of the previously described calculation of cumulative total return. Computed in the manner described, the total return of the Fund has been:

                               Year ended                         Total Return

                               12/31/88                              31.1%
                               12/31/89                              26.2%
                               12/31/90                              (5.0)%
                               12/31/91                              18.1%
                               12/31/92                              14.9%
                               12/31/93                              21.8%
                               12/31/94                              (0.1)%
                               12/31/95                              24.9%
                               12/31/96                              13.4%
                               12/31/97                              38.1%


         The Fund's average annual total return figures are as follows:

         38.1% for the one year period from January 1, 1997 through December 31, 1997

         18.9% for the five year period from January 1, 1993 through December 31, 1997

         17.6% for the ten year period from January 1, 1988 through December 31, 1997

         17.4% for the period from the Fund's inception on March 3, 1986 through December 31, 1997



The formula for computing the foregoing annual rate of total return is:

                                P (1 + T) n = ERV

P = Investment at the beginning of the period. T = Compounded annual rate of total return.
n =  Number of years.
ERV = Redemption value of the same investment at the end of the period assuming the reinvestment of all dividends and distributions.

Investors are cautioned that past results are not necessarily representative of future results; that investment returns and principal value will fluctuate; that investment performance is primarily a function of portfolio management (which is affected by the economic and market environment as well as the volatility of portfolio investments) and operating expenses; and that performance information, such as that described above, may not provide a valid basis of comparison with other investments and investment companies using a different method of computing performance data.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

            Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, is counsel to the Fund.

         Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, 10036, independent accountants, have been selected to audit, and express their opinion on, the Fund's annual financial statements.

                               GENERAL INFORMATION

         The Fund's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for a trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations since the Declaration of Trust provides for indemnification and reimbursement of expenses out of the property of the Fund to any shareholder held personally liable for any obligation of the Fund and also provides that the Fund shall, if requested, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment recovered thereon.

         The Fund reserves the right to create and issue a number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series and would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Trustees, principal underwriters and accountants and on any proposed material amendment to the Fund's Declaration of Trust. Upon liquidation of the Fund, shareholders of each series would be entitled to share pro rata in the net assets of their respective series available for distribution to shareholders.

         Shareholders are entitled to one vote for each share held (and fractional vote for fractional shares) and may vote on the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust provides that the Fund's shareholders have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote upon the written request of the shareholders of 33 1/3 % of its shares (10% in the case of removal of a Trustee). In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense, the applicants' communication to all other shareholders. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. Shareholders have no preemptive or conversion rights. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Fund intends to continue indefinitely.

APPENDIX A


                      DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC.

     Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat large than in Aaa securities. A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.       An application for rating was not received or accepted.
2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy. 3. There is a lack of essential data pertaining to the issue or issuer. 4. The issue was privately placed, in which case the rating is not published in Moody's Investors Services, Inc.'s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa A, Baa Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1 and B-1.

STANDARD & POOR'S RATINGS SERVICE

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's Ratings Service, a division of McGraw Hill Companies, Inc. Capacity to pay interest and repay principal is extremely strong. AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree. A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories. BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. BB, B Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with CCC, respect to capacity to pay interest and repay principal in accordance with the terms of this CC, C: obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions. C1: The rating C1 is reserved for income bonds on which no interest is being paid. D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears. Plus (+) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show Or relative standing within the major rating categories. Minus (-) NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                           FINANCIAL STATEMENTS



                             THE GABELLI ASSET FUND






THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                               COST           VALUE
  ------                                               ----           ------
              COMMON STOCKS--91.7%
              AEROSPACE--0.4%
    100,000   Boeing Co. ........................  $  3,736,547   $    4,893,750
     20,000   Fairchild Corp., Class A...........       424,265          497,500
      9,884   Raytheon Co., Class A..............       258,860          487,422
                                                   ------------   --------------
                                                      4,419,672        5,878,672
                                                   ------------   --------------
              AGRICULTURE--0.4%
    150,000   Archer-Daniels-Midland Co. ........     2,650,565        3,253,125
     50,000   Monsanto Co........................     2,106,435        2,100,000
                                                   ------------   --------------
                                                      4,757,000        5,353,125
                                                   ------------   --------------
              AUTOMOTIVE--0.7%
    155,000   General Motors Corp. ..............     4,533,784        9,396,875
                                                   ------------   --------------
              AUTOMOTIVE: PARTS AND ACCESSORIES--5.0%
     15,000   Borg-Warner Automotive Inc. .......       399,908          780,000
    135,000   Echlin Inc. .......................     1,827,188        4,885,312
    190,000   Federal-Mogul Corp. ...............     3,543,268        7,695,000
    605,000   GenCorp Inc. ......................     3,713,412       15,125,000
    250,000   Genuine Parts Co. .................     5,867,503        8,484,375
    180,000   Handy & Harman.....................     2,759,507        6,210,000
    130,000   Johnson Controls Inc. .............     2,479,813        6,207,500
    205,000   Modine Manufacturing Co. ..........     3,976,931        6,995,625
     46,062   Myers Industries Inc. .............       172,636          785,933
    160,000   Quaker State Corp. ................     2,160,107        2,280,000
    115,000   Standard Motor Products Inc. ......     1,008,713        2,594,688
     13,200   Superior Industries
               International Inc. ...............        76,515          353,925
    100,000   TransPro Inc. .....................       788,321          900,000
    200,000   UAP Inc., Class A..................     2,210,197        2,340,715
     60,000   Wynn's International Inc. .........     1,140,063        1,912,500
                                                   ------------   --------------
                                                     32,124,082       67,550,573
                                                   ------------   --------------
              AVIATION: PARTS AND SERVICES--1.7%
     10,000   BE Aerospace Inc.+.................       193,625          267,500
    375,000   Coltec Industries Inc.+............     5,102,871        8,695,312
    182,000   Curtiss-Wright Corp. ..............     2,287,271        6,608,875
     60,000   Hi-Shear Industries Inc. ..........       510,932          123,750
     40,000   Hudson General Corp. ..............     1,121,008        1,920,000
     75,000   Precision Castparts Corp. .........     2,839,799        4,523,438
                                                   ------------   --------------
                                                     12,055,506       22,138,875
                                                   ------------   --------------
              BROADCASTING--5.9%
     75,000   CBS Corp. .........................     1,844,495        2,207,812
    403,122   Chris-Craft Industries Inc. .......     8,323,202       21,088,320
     67,526   Chris-Craft Industries Inc., Class
               B(a)..............................     1,132,452        3,532,454
    120,000   Gray Communications Systems Inc.,
               Class B...........................     2,333,656        3,090,000
    190,000   Grupo Televisa SA, GDR +...........     3,954,966        7,350,625
     80,000   Liberty Corp. .....................     1,941,685        3,740,000
    207,500   LIN Television Corp. +.............     8,566,530       11,308,750
    110,000   Paxson Communications Corp., Class
               A+................................     1,185,309          811,250
    400,000   Television Broadcasting Ltd.,
               ORD...............................     1,815,551        1,140,792
    247,500   United Television Inc. ............    15,847,291       25,709,063
                                                   ------------   --------------
                                                     46,945,137       79,979,066
                                                   ------------   --------------

                                                                      MARKET
  SHARES                                               COST           VALUE
  ------                                               ----           ------
              BUILDING AND CONSTRUCTION--0.3%
    160,000   Nortek Inc.+.......................  $    613,069   $    4,250,000
      4,333   Nortek Inc., Special
               Common+(a)........................        59,049          115,095
                                                   ------------   --------------
                                                        672,118        4,365,095
                                                   ------------   --------------
              BUSINESS SERVICES--0.5%
     50,000   Berlitz International Inc., New+...       725,813        1,331,250
     50,000   Ecolab Inc. .......................     1,571,512        2,771,875
     16,546   Hach Co. ..........................       118,347          208,893
     16,546   Hach Co., Class A..................       113,613          155,119
     68,000   Landauer Inc. .....................       422,093        1,904,000
     80,000   Nashua Corp.+......................     2,040,343          940,000
                                                   ------------   --------------
                                                      4,991,721        7,311,137
                                                   ------------   --------------
              CABLE--4.7%
     56,125   Cable Michigan Inc. ...............       444,537        1,283,859
    210,000   Cablevision Systems Corp., Class
               A+................................     7,959,397       20,107,500
     40,000   Comcast Corp., Class A.............       593,113        1,275,000
     40,000   Shaw Communications Inc., Class
               B.................................       363,398          425,457
     30,000   Shaw Communications Inc., Class B,
               Conv. ............................       191,728          319,093
    320,000   TCI Ventures Group.................     3,891,947        9,059,999
    505,000   Tele-Communications Inc., Class A
               New+..............................     8,686,751       14,108,439
     60,000   United International Holdings Inc.,
               Class A+..........................       824,424          690,000
    540,000   US WEST Media Group+...............    11,536,299       15,592,500
                                                   ------------   --------------
                                                     34,491,594       62,861,847
                                                   ------------   --------------
              CLOSED-END FUNDS--0.1%
     84,000   Royce Value Trust Inc. ............       949,972        1,265,250
                                                   ------------   --------------
              COMMUNICATIONS EQUIPMENT--0.5%
    110,000   Allen Telecom Inc.+................       687,440        2,028,125
      5,000   Dynatech Corp. ....................       234,813          234,375
     47,000   Motorola Inc. .....................       622,493        2,681,937
     23,000   Northern Telecom Ltd. .............       864,775        2,047,000
                                                   ------------   --------------
                                                      2,409,521        6,991,437
                                                   ------------   --------------
              CONSUMER PRODUCTS--4.8%
     10,000   Avon Products Inc. ................       560,500          613,750
    550,000   Carter-Wallace Inc. ...............     8,522,027        9,281,250
      1,000   Christian Dior SA..................       125,769          102,492
    220,000   Church & Dwight Co. Inc. ..........     4,983,260        6,173,750
     44,000   Department 56 Inc.+................       947,842        1,265,000
     30,000   Eastman Kodak Co. .................     1,747,063        1,824,375
     65,000   First Brands Corp. ................       910,851        1,750,938
    290,000   Fortune Brands Inc. ...............     6,551,003       10,748,125
    250,000   Gallaher Group plc, ADR+...........     3,094,360        5,343,750
     95,356   General Cigar Holdings Inc., Class
               B+................................       963,934        2,062,073
     45,000   Gillette Co. ......................     1,276,334        4,519,687
      5,000   Gucci Group NV.....................       166,500          209,375
     40,000   Harley Davidson Inc. ..............       198,900        1,095,000
     10,000   National Presto Industries Inc. ...       377,937          395,625
     35,000   Nine West Group Inc. ..............     1,039,975          907,813
     13,104   Pillowtex Corp. ...................       387,396          457,012
    170,000   Ralston Purina Group...............     6,151,231       15,799,375

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                               COST           VALUE
  ------                                               ----           ------
              COMMON STOCKS (CONTINUED)
              CONSUMER PRODUCTS (CONTINUED)
     41,700   Syratech Corp.+....................  $    954,711   $    1,480,350
                                                   ------------   --------------
                                                     38,959,593       64,029,740
                                                   ------------   --------------
              CONSUMER SERVICES--1.7%
    280,000   HSN Inc.+..........................     6,526,580       14,420,000
    220,000   Rollins Inc. ......................     3,030,595        4,468,750
    150,000   Ticketmaster Group Inc.+...........     2,929,315        3,450,000
                                                   ------------   --------------
                                                     12,486,490       22,338,750
                                                   ------------   --------------
              DIVERSIFIED INDUSTRIAL--3.9%
     10,000   Anixter International Inc.+........        90,088          165,000
    215,000   Crane Co. .........................     3,799,544        9,325,625
     89,500   GATX Corp. ........................     3,280,216        6,494,344
     25,000   General Electric Co. ..............       616,838        1,834,375
    110,000   Honeywell Inc. ....................     5,706,141        7,535,000
    185,000   ITT Industries Inc. ...............     3,158,961        5,804,375
    145,000   Katy Industries Inc. ..............     1,312,250        2,954,375
      6,500   Kyocera Corp., ADR.................       448,063          588,250
    345,000   Lamson & Sessions Co.+.............     1,862,283        2,005,312
    181,000   Lawter International Inc. .........     1,779,806        1,968,375
     68,000   National Service Industries Inc. ..     1,591,349        3,370,250
    120,000   Thomas Industries Inc. ............     1,298,410        2,370,000
    100,000   TriMas Corp. ......................     3,430,000        3,437,500
     82,000   Trinity Industries Inc. ...........       996,472        3,659,250
                                                   ------------   --------------
                                                     29,370,421       51,512,031
                                                   ------------   --------------
              ELECTRONICS--0.1%
      2,500   Hitachi Ltd., ADR..................       266,354          172,969
     10,000   Imation Corp.+.....................       203,344          160,000
     10,000   Sony Corp., ADR....................       544,303          907,500
                                                   ------------   --------------
                                                      1,014,001        1,240,469
                                                   ------------   --------------
              ENERGY--4.9%
    100,000   Atlantic Richfield Co. ............     5,368,509        8,012,500
      5,000   Barrett Resources Corp. ...........       140,500          151,250
     50,000   British Petroleum Co. plc, ADR.....     1,110,595        3,984,375
     10,000   Brown (Tom) Inc. ..................       188,745          192,500
     30,000   Chevron Corp. .....................     1,016,500        2,310,000
    150,000   Eastern Enterprises................     4,177,240        6,750,000
     60,000   Enron Oil & Gas Co. ...............       548,976        1,271,250
    180,000   Exxon Corp. .......................     5,413,043       11,013,750
     15,000   Global Marine Inc.+................       285,750          367,500
     40,000   Halliburton Co. ...................       840,758        2,077,500
    120,000   Pennzoil Co. ......................     8,903,104        8,017,500
    300,000   Southwest Gas Corp. ...............     5,472,623        5,606,250
    212,000   Tejas Gas Corp. ...................    12,815,651       12,985,000
     60,000   Texaco Inc. .......................     1,890,875        3,262,500
                                                   ------------   --------------
                                                     48,172,869       66,001,875
                                                   ------------   --------------
              ENTERTAINMENT--7.5%
    230,000   Ascent Entertainment Group Inc.....     2,214,090        2,386,250
    100,000   BET Holdings Inc., Class A+........     2,654,506        5,462,500
     19,406   EMI Group plc, ORD.................        75,408          161,908
    100,000   EMI Group plc, Sponsored ADR.......     1,246,297        1,662,500
    113,400   GC Companies Inc.+.................     3,401,557        5,372,325
    130,000   Havas, Sponsored ADR...............     2,517,531        2,275,000
     20,000   PolyGram NV........................       574,275          953,750

                                                                      MARKET
  SHARES                                               COST           VALUE
  ------                                               ----           ------
              ENTERTAINMENT (CONTINUED)
    575,000   Tele-Communications Inc./Liberty
               Media Group, Class A +............  $  9,062,411   $   20,843,750
    620,000   Time Warner Inc. ..................    17,273,917       38,440,000
     11,000   Todd-AO Corp., Class A.............        30,000           92,125
    360,000   Viacom Inc., Class A+..............     9,106,168       14,715,000
    200,000   Viacom Inc., Class B+..............     5,598,151        8,287,500
                                                   ------------   --------------
                                                     53,754,311      100,652,608
                                                   ------------   --------------
              EQUIPMENT AND SUPPLIES--11.5%
     30,000   Aeroquip-Vickers Inc. .............       931,675        1,471,875
    300,000   AMETEK Inc. .......................     3,455,782        8,100,000
    100,000   AMP Inc. ..........................     3,887,794        4,200,000
     96,000   Amphenol Corp., Class A+...........     2,488,800        5,346,000
     38,000   AptarGroup Inc. ...................       615,698        2,109,000
     95,000   Caterpillar Inc. ..................     1,273,555        4,613,437
     67,400   CLARCOR Inc. ......................     1,301,188        1,996,725
    295,500   CTS Corp. .........................     2,046,776        9,437,531
     34,650   Culligan Water Technologies
               Inc.+.............................       803,754        1,749,825
    410,000   Deere & Co. .......................     6,454,360       23,908,125
    115,000   Donaldson Co. Inc. ................     1,355,729        5,182,188
     40,000   EG&G Inc. .........................       709,125          832,500
      5,000   Flowserve Corp. ...................       120,040          139,687
    160,000   Gerber Scientific Inc. ............     1,628,424        3,180,000
    445,000   IDEX Corp. ........................     3,661,463       15,519,375
    105,000   Ingersoll-Rand Co. ................     2,614,238        4,252,500
    200,000   Kollmorgen Corp. ..................     1,861,980        3,662,500
     90,000   Lufkin Industries Inc. ............     1,627,761        3,217,500
     45,000   Manitowoc Co. Inc. ................       463,975        1,462,500
    160,000   Mark IV Industries Inc. ...........     1,150,386        3,500,000
      3,000   Met-Pro Corp. .....................        41,875           49,500
    375,000   Navistar International Corp.+......     5,193,341        9,304,688
     20,000   PACCAR Inc. .......................       522,021        1,050,000
    145,500   Pittway Corp. .....................     2,849,535       10,030,406
    160,000   Pittway Corp., Class A.............     1,471,386       11,140,000
     61,000   Sequa Corp., Class A+..............     2,440,436        3,968,813
     90,000   Sequa Corp., Class B+..............     4,393,591        6,705,000
    170,000   SPS Technologies Inc.+.............     2,566,538        7,416,250
     30,000   Valmont Industries Inc. ...........       242,908          585,000
                                                   ------------   --------------
                                                     58,174,134      154,130,925
                                                   ------------   --------------
              FINANCIAL SERVICES--6.1%
          1   Al-Zar Ltd.+(a)....................             0              350
    330,000   American Express Co. ..............     7,645,187       29,452,500
        220   Berkshire Hathaway Inc.+...........       874,549       10,120,000
    130,000   Block (H&R) Inc. ..................     4,434,737        5,825,625
     70,000   Commerzbank AG, Sponsored ADR......     1,365,494        2,755,900
    150,000   Deutsche Bank AG, Sponsored ADR....     6,596,875       10,528,125
    200,000   Lehman Brothers Holdings Inc. .....     3,607,975       10,200,000
     86,000   Midland Co. .......................     2,706,145        5,418,000
     40,500   Paine Webber Group Inc. ...........     1,042,913        1,399,781
     43,000   State Street Corp. ................       638,075        2,502,063
     20,000   SunTrust Banks Inc. ...............       424,879        1,427,500
     11,941   Transamerica Corp. ................       583,636        1,271,717
      8,000   Value Line Inc. ...................       115,500          316,000
                                                   ------------   --------------
                                                     30,035,965       81,217,561
                                                   ------------   --------------

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                               COST           VALUE
  ------                                               ----           ------
              COMMON STOCKS (CONTINUED)
              FOOD AND BEVERAGE--6.5%
     76,300   Brown-Forman Corp., Class A........  $  2,574,752   $    4,024,825
     90,000   Chock Full o'Nuts Corp.+...........       554,148          630,000
     45,000   Coca-Cola Co. .....................       387,203        2,998,125
     25,000   CPC International Inc. ............     1,427,488        2,693,750
      4,500   Farmer Brothers Co. ...............       476,380          841,500
     75,000   General Mills Inc. ................     2,152,766        5,371,875
     55,000   Heinz (H.J) Co. ...................     2,067,710        2,794,688
     48,000   Hershey Foods Corp. ...............     1,016,513        2,973,000
    160,000   Kellogg Co. .......................     2,972,655        7,940,000
     25,000   LVHM Moet Hennessy Louis Vuitton,
               Sponsored ADR.....................       971,563          828,125
    200,000   PepsiCo Inc. ......................     4,920,065        7,287,500
    390,000   Quaker Oats Co. ...................    13,375,414       20,572,500
     20,000   Ralcorp Holdings Inc.+.............        98,588          338,750
    300,000   Seagram Co. Ltd. ..................     9,018,197        9,693,750
     62,914   Tootsie Roll Industries Inc. ......     2,074,917        3,932,125
    290,000   Whitman Corp. .....................     2,638,965        7,558,125
     80,000   Wrigley (Wm.) Jr. Co. .............     3,673,016        6,365,000
                                                   ------------   --------------
                                                     50,400,340       86,843,638
                                                   ------------   --------------
              HEALTH CARE--2.0%
     12,000   Amgen Inc. ........................       220,320          649,500
     18,000   Biogen Inc.+.......................       270,450          654,750
     40,000   Chiron Corp.+......................       550,315          680,000
    100,000   Genentech Inc.+....................     4,804,136        6,062,500
     25,000   IVAX Corp. ........................       184,282          168,750
     70,000   Johnson & Johnson..................     1,444,438        4,611,250
     55,000   Merck & Co. Inc. ..................     1,853,500        5,843,750
    105,000   Pfizer Inc. .......................     1,677,963        7,829,063
                                                   ------------   --------------
                                                     11,005,404       26,499,563
                                                   ------------   --------------
              HOTELS AND GAMING--3.0%
    125,000   Circus Circus Enterprises Inc.+....     3,449,540        2,562,500
    152,000   Gaylord Entertainment Co., Class
               A.................................     3,673,030        4,854,500
     30,000   GTECH Holdings Corp.+..............       545,938          958,125
     12,000   Harrah's Entertainment Inc.+.......       113,002          226,500
    285,000   Hilton Hotels Corp. ...............     4,194,115        8,478,750
    210,000   ITT Corp., New+....................     8,194,807       17,403,750
    203,389   Ladbroke Group plc.................       535,440          881,854
    185,000   Mirage Resorts Inc.+...............       959,778        4,208,750
                                                   ------------   --------------
                                                     21,665,650       39,574,729
                                                   ------------   --------------
              METALS AND MINING--0.3%
     30,000   Barrick Gold Corp. ................       622,076          558,750
    150,000   Echo Bay Mines Ltd. ...............     1,372,801          365,625
     50,000   Homestake Mining Co. ..............       747,062          443,750
     45,000   Newmont Gold Co. ..................     1,719,322        1,341,563
    700,000   Pegasus Gold Inc.+.................     3,997,969          437,500
     30,000   Placer Dome Inc. ..................       475,906          380,625
    350,000   Royal Oak Mines Inc.+..............     1,125,437          546,875
     40,000   TVX Gold Inc.+.....................       159,689          135,000
                                                   ------------   --------------
                                                     10,220,262        4,209,688
                                                   ------------   --------------
              PAPER AND FOREST PRODUCTS--1.2%
    180,000   Greif Bros. Corp., Class A.........     3,637,710        6,030,000
    107,000   St. Joe Corp. .....................     3,704,888        9,683,500
                                                   ------------   --------------
                                                      7,342,598       15,713,500
                                                   ------------   --------------

                                                                      MARKET
  SHARES                                               COST           VALUE
  ------                                               ----           ------
              PUBLISHING--2.9%
     70,000   American Media Inc., Class A+......  $    674,812   $      542,500
     66,200   Dow Jones & Co. Inc. ..............     3,074,618        3,554,112
    230,000   Golden Books Family Entertainment
               Inc.+.............................     2,992,410        2,371,875
     40,000   Harcourt General Inc. .............     1,842,000        2,192,500
     42,000   McClatchy Newspapers Inc., Class
               A.................................       692,156        1,141,875
     75,000   McGraw-Hill Companies Inc. ........     2,224,925        5,550,000
    330,000   Media General Inc., Class A........     7,621,995       13,798,125
     90,000   Meredith Corp. ....................     1,821,494        3,211,875
     71,000   New York Times Co., Class A........     1,161,977        4,694,875
     15,000   News Corp. Ltd., ADR...............       255,587          334,688
      6,000   Scripps (E.W.) Co., Class A........       108,669          290,625
  1,650,000   Seat SpA+..........................       343,343          643,584
                                                   ------------   --------------
                                                     22,813,986       38,326,634
                                                   ------------   --------------
              REAL ESTATE--0.7%
    330,000   Catellus Development Corp.+........     2,786,250        6,600,000
     12,000   Florida East Coast Industries
               Inc. .............................       631,838        1,153,500
     61,000   Griffin Land & Nurseries Inc.+.....       758,331          945,500
      1,000   Lennar Corp. ......................        13,369           21,563
      1,000   LNR Property Corp. ................        21,243           23,625
                                                   ------------   --------------
                                                      4,211,031        8,744,188
                                                   ------------   --------------
              RETAIL--2.0%
     41,000   Aaron Rents Inc. ..................       146,083          794,375
     20,000   Aaron Rents Inc., Class A..........        83,263          350,000
    170,000   Burlington Coat Factory Warehouse
               Corp.+............................     1,858,279        2,794,375
     50,000   Fingerhut Companies Inc. ..........       711,335        1,068,750
    130,000   Lillian Vernon Corp. ..............     1,854,859        2,161,250
    590,000   Neiman Marcus Group Inc.+..........     8,288,205       17,847,500
    200,000   Scheib (Earl) Inc.+................     1,432,580        1,600,000
                                                   ------------   --------------
                                                     14,374,604       26,616,250
                                                   ------------   --------------
              RETAIL: FOOD AND DRUG--0.6%
     35,000   Albertson's Inc. ..................     1,195,480        1,658,125
      5,000   Dominick's Supermarkets Inc. ......       188,357          182,500
     90,000   Giant Food Inc., Class A...........     2,964,894        3,031,875
     75,000   Kroger Co.+........................       874,375        2,770,313
                                                   ------------   --------------
                                                      5,223,106        7,642,813
                                                   ------------   --------------
              SPECIALTY CHEMICAL--0.7%
    375,000   Ferro Corp. .......................     5,437,040        9,117,188
                                                   ------------   --------------
              TELECOMMUNICATIONS--6.8%
    112,000   Aliant Communications Inc. ........     1,622,075        3,514,000
    160,000   AT&T Corp. ........................     5,665,161        9,800,000
     80,000   BC Telecom Inc. ...................     1,415,173        2,491,165
    205,000   BCE Inc. ..........................     3,282,323        6,829,062
     18,000   BellSouth Corp. ...................       455,094        1,013,625
    100,000   Cable & Wireless plc, Sponsored
               ADR...............................     2,083,454        2,718,750
    111,700   Citizens Utilities Co., Class B....     1,121,123        1,075,112
    113,000   C-TEC Corp.+.......................     1,054,259        2,923,875
     31,000   C-TEC Corp., Class B+..............       203,085          813,750
     60,000   Frontier Corp. ....................     1,120,617        1,443,750
     50,000   Globalstar Telecommunications+.....       423,210        2,456,250
    162,000   GTE Corp. .........................     3,757,020        8,464,500

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                               COST           VALUE
  ------                                               ----           ------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
     35,000   Hong Kong Telecommunications Ltd.,
               Sponsored ADR.....................  $    545,695   $      721,875
    215,000   RCN Corp. .........................     2,923,218        7,363,750
    165,000   Rogers Communications Inc., Class
               B+................................     1,386,290          803,909
      8,000   SBC Communications Inc. ...........       203,700          586,000
    180,000   Southern New England
               Telecommunications Corp. .........     7,156,088        9,056,250
    110,000   Sprint Corp. ......................     2,135,570        6,448,750
    500,000   Telecom Italia SpA, ORD............     1,046,696        3,193,895
    136,000   Telecom Italia SpA, ADS............     3,004,930        8,704,000
     67,500   Telecomunicacoes Brasileiras SA
               (Telebras), Sponsored ADR.........     1,979,139        7,859,531
     14,000   Telefonica de Espana, Sponsored
               ADR...............................       478,215        1,274,875
     10,000   Telefonos de Mexico SA,
               Class L, ADR......................       281,828          560,625
                                                   ------------   --------------
                                                     43,343,963       90,117,299
                                                   ------------   --------------
              TRANSPORTATION--0.8%
     83,000   AMR Corp.+.........................     5,133,612       10,665,500
                                                   ------------   --------------
              WIRELESS COMMUNICATIONS--3.5%
     35,000   AirTouch Communications Inc.+......       791,589        1,454,687
     45,000   Associated Group Inc., Class A+....       201,448        1,333,125
     37,000   Associated Group Inc., Class B+....        98,787        1,077,625
    355,000   Century Telephone Enterprises
               Inc. .............................     8,214,290       17,683,438
    195,000   COMSAT Corp. ......................     3,580,002        4,728,750
     55,000   NEXTEL Communications Inc., Class
               A+................................       660,330        1,430,000
    130,000   TCI Satellite Entertainment Inc.,
               Class A+..........................     1,571,529          893,750
  1,900,000   Telecom Italia Mobile SpA..........     1,746,901        8,769,644
    150,000   Telephone and Data Systems Inc. ...     1,821,004        6,984,375
     90,000   360(o) Communications Co.+.........     1,215,244        1,816,875
                                                   ------------   --------------
                                                     19,901,124       46,172,269
                                                   ------------   --------------
TOTAL COMMON STOCKS..............................   641,390,611    1,224,459,170
                                                   ------------   --------------
              PREFERRED STOCKS--0.3%
              EQUIPMENT AND SUPPLIES--0.1%
     19,300   Sequa Corp., $5.00, Cumulative
               Conv. Pfd.........................     1,482,798        1,845,563
                                                   ------------   --------------

                                                                      MARKET
  SHARES                                               COST           VALUE
  ------                                               ----           ------
              METALS AND MINING--0.0%
     10,000   Freeport-McMoRan Inc., Depository
               Shares, 7.00%, Cumulative Conv.
               Pfd...............................  $    213,000   $      216,875
                                                   ------------   --------------
              TELECOMMUNICATIONS--0.2%
     35,000   Sprint Corp., 8.25%, Conv. Pfd.....     1,295,406        1,566,250
  1,588,267   Telecomunicacoes de Sao Paulo SA
               (Telesp), Preference Shares.......       213,239          422,651
                                                   ------------   --------------
                                                      1,508,645        1,988,901
                                                   ------------   --------------
TOTAL PREFERRED STOCKS...........................     3,204,443        4,051,339
                                                   ------------   --------------

 PRINCIPAL
   AMOUNT
 ---------
               CORPORATE BONDS--0.2%
               ENTERTAINMENT--0.2%
 FRF 593,750   Havas, Conv. Bonds,
                Payment-in-kind,
                3.00% due 03/31/98...       158,703           121,195
$  2,600,000   Viacom Inc., Sub.
                Deb., 8.00% due
                07/07/06.............     1,824,430         2,635,750
                                       ------------    --------------
TOTAL CORPORATE BONDS................     1,983,133         2,756,945
                                       ------------    --------------
               U.S. TREASURY BILLS--7.7%
$103,197,000   5.044% to 5.533%++ due
               01/08/98--02/26/98....   102,836,344       102,836,344
                                       ------------    --------------
TOTAL INVESTMENTS.............   99.9% $749,414,531(b)  1,334,103,798
                                       ============    ==============
OTHER ASSETS AND LIABILITIES
 (NET)........................    0.1                          947,980
                                -----                   --------------
NET ASSETS (41,918,237 shares
 outstanding).................  100.0%                  $1,335,051,778
                                =====                   ==============
 NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE....                                  $31.85
                                                                ======

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

                                       EXPIRATION    UNREALIZED
                                          DATE      DEPRECIATION
                                       ----------   ------------
FORWARD FOREIGN EXCHANGE CONTRACTS TO
 DELIVER
 17,700,000   Hong Kong Dollars  in
              exchange for  U.S.
              $2,260,970.............   02/26/98    $   (14,167)
                                                    -----------

---------------

(a) Security fair valued by the Board of Trustees.
(b) Aggregate cost for Federal tax purposes was $750,453,246. Net unrealized appreciation for Federal tax purposes was $583,650,552 (gross unrealized appreciation was $596,907,461 and gross unrealized depreciation was $13,256,909).
+   Non-income producing security.
++  Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt
ADS -- American Depositary Share
FRF -- French Franc
GDR -- Global Depositary Receipt
ORD -- Ordinary Share

                       See Notes to Financial Statements.

                             THE GABELLI ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
----------------------------------------------------------

ASSETS:
  Investments, at value (cost
    $749,414,531)........................    $1,334,103,798
  Cash and foreign currency (cost
    $114,817)............................           115,277
  Receivable for investments sold........         1,708,593
  Dividends and interest receivable......         1,473,791
  Receivable for Fund shares sold........         2,695,503
                                             --------------
    TOTAL ASSETS.........................     1,340,096,962
                                             --------------
LIABILITIES:
  Net unrealized depreciation of forward
    foreign exchange contracts...........            14,167
  Payable for investments purchased......           981,104
  Payable for investment advisory fees...         1,092,377
  Payable for Fund shares redeemed.......         2,052,635
  Payable for distribution fees..........           535,004
  Other accrued expenses.................           369,897
                                             --------------
    TOTAL LIABILITIES....................         5,045,184
                                             --------------
    NET ASSETS applicable to 41,918,237
      shares of beneficial interest
      outstanding........................    $1,335,051,778
                                             --------------
NET ASSETS CONSIST OF:
  Shares of beneficial interest at par
    value................................    $      419,182
  Additional paid-in capital.............       750,995,750
  Distributions in excess of net realized
    gain on investments..................        (1,038,715)
  Net unrealized appreciation on
    investments..........................       584,675,561
                                             --------------
    TOTAL NET ASSETS.....................    $1,335,051,778
                                             ==============
    NET ASSET VALUE, offering and
      redemption price per share
      ($1,335,051,778 / 41,918,237 shares
      outstanding; unlimited number of
      shares authorized of $0.01 par
      value).............................            $31.85
                                                     ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
----------------------------------------------------------

INVESTMENT INCOME:
  Dividend income (net of foreign
    withholding taxes of $116,298)..........  $ 16,233,559
  Interest income...........................     2,487,757
                                              ------------
    TOTAL INVESTMENT INCOME.................    18,721,316
                                              ------------
EXPENSES:
  Investment advisory fees..................    11,701,148
  Distribution fees.........................     2,897,476
  Shareholder services fees.................       927,270
  Trustees' fees............................        62,349
  Legal and audit fees......................        46,600
  Miscellaneous expenses....................       538,610
                                              ------------
    TOTAL EXPENSES..........................    16,173,453
                                              ------------
NET INVESTMENT INCOME.......................     2,547,863
                                              ------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on securities sold......   166,961,023
  Net realized gain on forward foreign
    exchange contracts and foreign currency
    transactions............................         2,737
                                              ------------
    Net realized gain on investments........   166,963,760
                                              ------------
  Net unrealized appreciation on
    investments:
    Beginning of year.......................   377,087,602
    End of year.............................   584,675,561
                                              ------------
      Change in net unrealized appreciation
        on investments......................   207,587,959
                                              ------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS...............................   374,551,719
                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................  $377,099,582
                                              ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                YEAR ENDED        YEAR ENDED
                                                                 12/31/97          12/31/96
                                                              --------------    --------------
OPERATIONS:
  Net investment income.....................................  $    2,547,863    $    5,747,905
  Net realized gain on investments..........................     166,963,760        97,358,216
  Net change in unrealized appreciation on investments......     207,587,959        35,910,289
                                                              --------------    --------------
  Net increase in net assets resulting from operations......     377,099,582       139,016,410
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................      (2,481,578)       (5,681,295)
  Distributions in excess of net investment income..........         (93,147)               --
  Net realized gain on investments..........................    (166,963,945)      (97,358,216)
  Distributions in excess of net realized gain on
    investments.............................................         (40,227)         (410,434)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................      46,891,821       (46,466,539)
                                                              --------------    --------------
Net increase/(decrease) in net assets.......................     254,412,506       (10,900,074)
NET ASSETS:
Beginning of year...........................................   1,080,639,272     1,091,539,346
                                                              --------------    --------------
End of year.................................................  $1,335,051,778    $1,080,639,272
                                                              ==============    ==============

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND -- NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The Gabelli Asset Fund (the "Fund") was organized on November 25, 1985 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is growth of capital. The Fund commenced operations on March 3, 1986. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded only on a nationally recognized securities exchange or in the over-the-counter market which are National Market System Securities are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices; if there were no asked prices quoted on such day, then the security is valued at the closing bid price on such day. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Gabelli Funds, Inc. (the "Adviser") to be over-the-counter but excluding securities admitted to trading on the Nasdaq National List, are valued at the mean of the current bid and asked prices as reported by Nasdaq, or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or other comparable sources as the Board of Trustees deems appropriate to reflect their fair value. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued under the relevant procedure for the previous day or by such method as shall be determined by the Adviser or the Board of Trustees. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund. U.S. government securities and other debt instruments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

--------------------------------------------------------------------------------

FOREIGN CURRENCY. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses not relating to securities which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation on investments. Unrealized gains and losses of securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/ (loss) on investments sold.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the year ended December 31, 1997 resulting from different book and tax accounting policies for currency gains and losses and certain distributions received by the Fund, are reclassified between net investment income and net realized gains at year end with offsetting adjustments made to paid-in capital. The reclassifications for the year ended December 31, 1997 were an increase to accumulated net investment income of $26,862, an increase to distributions in excess of net realized gain on investments of $106,513 and a decrease to paid in capital of $133,375 for tax purposes.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

2. AGREEMENTS WITH AFFILIATED PARTIES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets, to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including offices, required for its administrative management and pay the compensation of all officers and Trustees of the Fund who are its affiliates.

--------------------------------------------------------------------------------

3. DISTRIBUTION PLAN. The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to this Plan, the Distributor, Gabelli & Company, Inc. ("Gabelli & Company"), an indirect wholly-owned subsidiary of the Adviser, is authorized to purchase advertising, sales literature and other promotional material and to pay its own salespeople. The Fund pays Gabelli & Company as distribution payments under this Plan, an aggregate amount at a rate of 0.25 percent per year of the average daily net assets of the Fund each fiscal year. Such payments are accrued daily and paid monthly. Prior to February 26, 1997, the Fund reimbursed the Distributor up to
0.25 percent on an annual basis of the value of the Fund's average daily net assets based on expenses incurred by the Distributor in connection with the distribution of shares of the Fund. For the year ended December 31, 1997, the Fund incurred distribution costs under the Plan of $2,897,476, representing 0.25 percent of the value of the Fund's average daily net assets.

4. PORTFOLIO SECURITIES. Cost of purchases and proceeds from sales of securities for the year ended December 31, 1997, other than short-term securities, aggregated $247,646,583 and $460,221,184, respectively.

5. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1997, the Fund paid brokerage commissions of $220,794 to Gabelli & Company and its affiliates.

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                                       YEAR ENDED                      YEAR ENDED
                                                                        12/31/97                        12/31/96
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Shares sold...............................................     13,039,709    $ 421,881,081      6,138,309    $ 168,589,644
Shares issued upon reinvestment of dividends..............      4,869,910      154,702,133      3,624,998       95,772,441
Shares redeemed...........................................    (16,898,747)    (529,691,393)   (11,251,210)    (310,828,624)
                                                              -----------    -------------    -----------    -------------
Net increase/(decrease)...................................      1,010,872    $  46,891,821     (1,487,903)   $ (46,466,539)
                                                              ===========    =============    ===========    =============

THE GABELLI ASSET FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year ended December 31,

                                                             1997          1996            1995         1994        1993
                                                             ----          ----            ----         ----        ----
OPERATING PERFORMANCE:
  Net asset value, beginning of year....................  $    26.42    $    25.75      $    22.21    $  23.30    $  19.88
                                                          ----------    ----------      ----------    --------    --------
  Net investment income.................................        0.07          0.15            0.26        0.26        0.16
  Net realized and unrealized gain/(loss) on
    investments.........................................        9.97          3.29            5.28       (0.30)       4.18
                                                          ----------    ----------      ----------    --------    --------
  Total from investment operations......................       10.04          3.44            5.54       (0.04)       4.34
                                                          ----------    ----------      ----------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.................................       (0.07)        (0.15)          (0.25)      (0.25)      (0.16)
  Distributions in excess of net investment income......       (0.00)(a)         --             --       (0.01)         --
  Net realized gains....................................       (4.54)        (2.61)          (1.75)      (0.76)      (0.76)
  Distributions in excess of net realized gains.........       (0.00)(a)      (0.01)         (0.00)(a)    (0.03)        --
                                                          ----------    ----------      ----------    --------    --------
  Total distributions...................................       (4.61)        (2.77)          (2.00)      (1.05)      (0.92)
                                                          ----------    ----------      ----------    --------    --------
  NET ASSET VALUE, END OF YEAR..........................  $    31.85    $    26.42      $    25.75    $  22.21    $  23.30
                                                          ----------    ----------      ----------    --------    --------
  Total return*.........................................       38.1%         13.4%           24.9%      (0.1)%       21.8%
                                                          ==========    ==========      ==========    ========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)......................  $1,335,052    $1,080,639      $1,091,539    $982,250    $945,408
Ratio of net investment income to average net assets....        0.22%         0.52%           0.95%       1.10%       0.82%
Ratio of operating expenses to average net assets.......        1.38%         1.34%           1.33%       1.28%       1.31%
Portfolio turnover rate.................................        22.0%         14.9%           26.4%       18.7%       16.0%
Average commission rate per share(b)....................  $   0.0464    $   0.0484             N/A         N/A         N/A

---------------

 * Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Amount represents less than $0.005 per share.
(b) Average commission rate (per share of security) as required by amended SEC disclosure requirements effective for fiscal years beginning after September 1, 1995.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE GABELLI ASSET FUND
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Asset Fund (the "Fund") at December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 20, 1998

                            PART C: OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

(a)      Financial Statements:
         Included in Prospectus:

                  Part A:  Financial Highlights

         Included in the Statement of Additional Information:

     Part B: Audited financial statements for the fiscal year ended December 31, 1997 including: Portfolio of Investments Statement of Assets & Liabilities Statement of Operations Statement of Changes in Net Assets Notes to Financial Statements Financial Highlights Report of Independent Accountants

     Part C: Consent of Independent Accountants is filed herein.

(b)      Exhibits

        All references are to the Registrant's registration statement on Form N-1A as filed with the Securities and Exchange Commission ("SEC") on November 21, 1985, File Nos. 33-1719 and 811-4494 (the "Registration Statement")

         (1)      Declaration of Trust will be filed by amendment.

     (2) Registrant's By-laws are incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement as filed with the SEC on April 30, 1997 (Accession No. 0000927405-97-000146) ("Post-Effective Amendment No. 14").

         (3)      Not applicable.

         (4)      Not applicable.

     (5) Amended and Restated  Investment Advisory Agreement with Gabelli Funds,
Inc.  dated May 12, 1992 is      incorporated  by  reference  to  Post-Effective
Amendment No. 14.

     (6) Amended and Restated Distribution Agreement dated May 11, 1992 is incorporated by reference to Post-Effective Amendment No. 14.

         (7)      Not applicable.

     (8)  Custody  Agreement  dated  January  11,  1986 is      incorporated  by
reference to Post-Effective Amendment No. 14.

     (8b) Amendment to Custody Agreement dated December 7, 1989 is incorporated by reference to Post-Effective
                  Amendment No. 14.

     (8c) Amendment to Custody  Agreement dated May 13, 1991 is     incorporated
by reference to Post-Effective Amendment No. 14.

         (9)(a)  Transfer Agency  Agreement is      incorporated by reference to
Post-Effective Amendment No. 14.

     (9)(b) Sub-Administration Agreement with The Shareholder Services Group, Inc. (now known as First Data Investor Services Group, Inc.) dated May 1, 1995
is     incorporated by reference to Post-Effective Amendment No. 14.

         (10)     Not applicable.

         (11)(a) Consent of Independent Accountants is filed herewith.

     (11)(b) Powers of Attorney for Mario J. Gabelli, Felix J. Christiana, Anthony J. Colavita, James P. Conn, Karl Otto Pohl, Anthony R. Pustorino, Anthonie C. van Ekris and Salvatore J. Zizza are incorporated by reference to Post-Effective Amendment No. 14

         (11)(c)     Assistant Secretary Certificate is filed herewith.

         (12)     Not applicable.

         (13)  Agreement  with  initial   shareholder  is       incorporated  by
reference to Post-Effective Amendment No. 14.

         (14)     Instructions and Agreement for Individual  Retirement Accounts
                  (IRA)  is  incorporated  by  reference  to  the   Registration
                  Statement on Form N-1A as filed with the SEC.

         (15)     Amended and  Restated  Plan of  Distribution  pursuant to Rule
                  12b-1  is      incorporated  by  reference  to  Post-Effective
                  Amendment No. 14.

     (16) Sample Total Return Computation is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement as filed with the SEC on May 3, 1993.

         (17) Financial Data Schedule is filed herewith.

         (18)     Not applicable.

Item 25.          Persons Controlled by or Under Common Control with Registrant

                  None

Item 26.          Number of Holders of Securities

                                                                 (1)
(2)
                                                      Number of Record Holders
                    Title of Class                    as of April 22, 1998
                    --------------                    --------------------

                Beneficial Interest Value
                     $.01 per share                                 55,091

Item 27.          Indemnification

                  Reference is made to Subdivision (c) of Section 12 of Article Seventh of Registrant's Declaration of Trust.

                  Insofar as indemnification of liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, its By-laws, the Management Agreement, the Sub-Advisory Agreement, the Administration Agreement and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act.

Item 28.          Business and Other Connections of Investment Adviser

     Gabelli Funds, Inc. (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

                  The information required by this Item 28 of directors, officers or partners of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser or such directors, officers or partners during the past two years, is incorporated by reference to Form ADV filed by the Adviser under 1940 Act (SEC File No. 801-37706).

Item 29.          Principal Underwriter

         (a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli ABC Fund, The Gabelli Asset Fund, The Gabelli Capital Asset Fund, The Gabelli Convertible Securities Fund, Inc., The Gabelli Equity Income Fund, The Gabelli Equity Trust Inc., The Gabelli Global Convertible Securities Fund, The Gabelli Global Interactive Couch Potato(R) Fund, The Gabelli Global Multimedia Trust Inc., The Gabelli Global TelecommunicationS Fund, Gabelli Gold Fund, The Gabelli Growth Fund, The Gabelli International Growth Fund, Inc., The Gabelli Small Cap Growth Fund, The Gabelli U.S. Treasury Money Market Fund, The Gabelli Value Fund, Inc., The Treasurer's Fund, Inc. and the Gabelli Westwood Funds.

         (b) The information required by this Item 29 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company under the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

         (c)      Not applicable.

Item 30.          Location of Accounts and Records

                  All such  accounts,  books and  other  documents  required  by
                  Section 31(a) of the 1940 Act and Rules 31a-1 through 31a-3 thereunder are maintained at the offices of the Adviser,
                  Gabelli Funds, Inc., One Corporate Center, Rye, New York 10580-1434, First Data Investor Services Group, Inc., One Exchange Place, Boston, Massachusetts 02109, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 and Boston Financial Data Services, Inc., Two Heritage Drive, North Quincy, Massachusetts, 02171.

Item 31.          Management Services

                  Not applicable.

Item 32.          Undertakings

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c) The Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest Annual Report to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, THE GABELLI ASSET FUND, certifies that it meets the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 30th day of April, 1998.

                                                    THE GABELLI ASSET FUND


                                                    By: /s/ Bruce N. Alpert
                                                         Bruce N. Alpert
                                                         President and Treasurer

--------------------------------------------------------------------------------
Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                          Title                          Date


/s/ Mario J. Gabelli*                       Principal Executive Officer and Trustee              4/30/98
Mario J. Gabelli

/s/ Bruce N. Alpert                         President and Treasurer                              4/30/98
Bruce N. Alpert

/s/ Felix J. Christiana*                    Trustee                                              4/30/98
Felix J Christiana

/s/ Anthony J. Colavita*                    Trustee                                              4/30/98
Anthony J. Colavita

/s/ James P. Conn*                          Trustee                                              4/30/98
James P. Conn

/s/ Karl Otto Pohl*                         Trustee                                              4/30/98
Karl Otto Pohl

/s/ Anthony R. Pustorino*                   Trustee                                              4/30/98
Anthony R. Pustorino

/s/ Anthonie C. van Ekris*                  Trustee                                              4/30/98
Anthonie C. van Ekris

/s/ Salvatore J. Zizza*                     Trustee                                              4/30/98
Salvatore J. Zizza

*By: /s/ Bruce N. Alpert
         Bruce N. Alpert
         Attorney-in-fact


                              SCHEDULE OF EXHIBITS

                 EXHIBIT
                 NUMBER                      EXHIBIT


                  (11)(a)                    Consent of Independent Accountants

                  (17)                       Financial Data Schedule